                                   [LOGO] BNY


                                 ANNUAL REPORT

                               DECEMBER 31, 2002

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER


   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND
   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2002. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing the Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

For much of the year, economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism overrode these positive signs. Corporate managements lost credibility, and investors lost confidence in the equity market. This drove a selloff that cut across virtually every market sector. While losses were widespread, more defensive value stocks posted smaller losses than their higher-growth counterparts. Investors increasingly turned toward the safer havens of money funds and Treasury and other government debt. This trend continued through the third quarter.

In the fourth quarter, however, the markets staged somewhat of a reversal. Technology and telecommunications stocks, which had been some of the most-battered issues, rallied for much of the quarter. Lower-quality, highly leveraged names did well in this period, while high-quality defensive stocks lagged behind. By year's end, however, this rally appeared to lose steam as concerns about the prospects for war with Iraq grew. For 2002, the S&P 500(R) Index of large-capitalization U.S. stocks returned -22.10%.

Through all of this the economy continued to expand at a moderate pace, but mostly because of demand from consumers. Despite employment data that were at times disconcerting, consumer spending remained at reasonably strong levels. Tax cuts helped to give individuals a little more money in their pockets. Most of the spending appeared to be fueled by mortgage refinancings, however, as homeowners took advantage of record-low interest rates to shave hundreds of dollars off their monthly home payments.

Corporate capital spending did not, however, follow the consumer's lead. Although there were occasional signs that companies might start to open their wallets, in the end capital spending remained at depressed levels. Overall economic uncertainty, exacerbated by the risk of war in the Middle East, encouraged companies to keep a tight lid on their expenditures.

International markets also struggled for the most part over the year. The concerns that drove market weakness in the U.S.--sluggish recovery, questionable corporate accounting practices, and the rising possibility of war in the Middle East--spilled over to the rest of the globe.

European markets suffered serious losses, particularly in the insurance, media, and technology sectors. Sectors with more defensive characteristics, such as consumer staples and energy, outperformed. Asia outside of Japan was strong, while Japan itself remained mired in the difficulties that have plagued it for years. Thus far, hopes that Prime Minister Koizumi would be able to spark a recovery there have not been realized.

After years of relative strength, the dollar lost ground against the euro, yen, and pound, enhancing the returns of U.S.-based investors in foreign markets. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -15.66%.

On the fixed-income front, the Federal Reserve kept interest rates steady at their very low levels for most of the year. As signs pointed toward revived economic growth early in the year, intermediate- and longer-term interest rates rose as investors anticipated that the Federal Reserve would step in to raise short-term rates. Economic growth slowed, however, and the Federal Reserve stayed on the sidelines. This caused rates to fall significantly during the second quarter.

Federal Reserve policy remained steady for most of the remainder of the year. As the economy remained in the doldrums and capital spending failed to reignite, however, the Federal Reserve surprised many by cutting rates by 50 basis points in November. This brought the federal funds target rate down to 1.25%. At that point, the Federal Reserve announced that it viewed the risks of inflation as being balanced by those of a faltering economy. This neutral stance suggests that the Federal Reserve will need to see clear signs of solid economic growth or emerging inflationary pressures before it will consider raising rates--a prospect that is almost certainly some months away.

Treasurys and other government-issued bonds were the most popular for most of the year. Investors worn down by losses and volatility in the equity markets were strongly attracted by the safety and liquidity of these high-quality securities. Corporate bonds underperformed, however, hurt by many of the same factors that weighed on stocks. On the whole, higher-rated corporates performed better than lower-quality issues.

As with the equity markets, though, the fourth quarter offered a change in direction. Corporate bonds outperformed their government counterparts as investors appeared willing to take on a bit of additional risk in an effort to profit from potential economic improvement. This period of outperformance, however, was not sufficient to offset corporate bonds' weakness for the bulk of the year.

In our view, there continue to be important positive developments in key economic trends. While the threat of war with Iraq casts considerable uncertainty on the markets and the economy, we believe that an upturn in corporate profits is on the horizon. While investors have endured considerable pain in the past year, it's essential to remember that difficult times like these can create very attractive buying opportunities for those willing to focus on long-term fundamentals during periods of negative investor psychology. As the situation with regard to Iraq comes to resolution--whether with a war or, hopefully, without--a significant cloud should be lifted off the equity markets.

Improvement in corporate earnings was elusive for much of the year, but we are now seeing some signs of meaningful growth. Evidence of an upturn in capital spending is building as well. Continued improvement on both fronts suggests that growth in payrolls will follow. This is the key to the economy making a successful transition in 2003 from last year's recovery to an ongoing, self-sustaining expansion. Increased conviction in the outlook for growth and profitability, in our view, will go a long way toward restoring investors' confidence in the financial markets.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

      /s/ Kevin J. Bannon

Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5
BNY Hamilton Intermediate Tax-Exempt Fund
 Schedule of Investments.........................................      16
 State Diversification...........................................      25
 Statement of Assets and Liabilities.............................      26
 Statement of Operations.........................................      26
 Statements of Changes in Net Assets.............................      27
 Financial Highlights............................................      28

BNY Hamilton Intermediate New York Tax-Exempt Fund
 Schedule of Investments.........................................      30
 Statement of Assets and Liabilities.............................      38
 Statement of Operations.........................................      38
 Statements of Changes in Net Assets.............................      39
 Financial Highlights............................................      40

BNY Hamilton Intermediate Government Fund
 Schedule of Investments.........................................      42
 Statement of Assets and Liabilities.............................      47
 Statement of Operations.........................................      47
 Statements of Changes in Net Assets.............................      48
 Financial Highlights............................................      49

BNY Hamilton Intermediate Investment Grade Fund
 Schedule of Investments.........................................   51
 Statement of Assets and Liabilities.............................   59
 Statement of Operations.........................................   59
 Statements of Changes in Net Assets.............................   60
 Financial Highlights............................................   61

BNY Hamilton U.S. Bond Market Index Fund
 Schedule of Investments.........................................   63
 Statement of Assets and Liabilities.............................   74
 Statement of Operations.........................................   74
 Statements of Changes in Net Assets.............................   75
 Financial Highlights............................................   76

Notes to Financial Statements....................................   78

Report of Ernst & Young llp, Independent Auditors................   88
Directors and Officers...........................................   89

BNY Hamilton Intermediate Tax-Exempt Fund*

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for municipal bonds during 2002?

A. A weak equity market and an uncertain economy created a positive backdrop for the municipal bond market in 2002. Throughout most of the year, investors viewed tax-exempt securities as a safe haven from volatile equity and corporate bond markets. Supply was strong to meet this rising demand. Municipalities took advantage of interest rates that were near 30-year lows by refunding their debt and reissuing it at lower rates. The result was total new issuance of $357 billion, the biggest year ever for the municipal market and $71 billion higher than 2001. Despite the record volume, municipal yields were nearly at their low point by the end of the year.

Q. Given this context, how did the Fund perform?

A. The Fund offered competitive performance for the year ended December 31, 2002, posting a total return of 9.24% for Institutional Class Shares and 9.28% for Investor Class Shares./1/ In comparison the Lehman Brothers Five-Year General Obligation Municipal Bond Index2 returned 9.00%.

Q. What strategies accounted for the Fund's performance during 2002?

A. Throughout the year, we implemented a three-pronged strategy. We purchased longer-dated, 15- to 25-year securities. At the same time, we sold intermediate-maturity issues and replaced them with very short-term positions. Overall, this "barbell" approach--with very long-maturity securities at one end and very short-term securities at the other--did not significantly change the Fund's duration, which is a measure of sensitivity to interest-rate changes. It did, however, help the Fund's returns by positioning the portfolio in securities in the best-performing parts of the tax-free market.

   In addition, to address the weaker credit environment, we reduced short- and long-end holdings in general obligation bonds. In their place, we purchased insured and high-grade essential service revenue bonds, which outperformed for the year. Overall, many elements of our portfolio strategy--emphasizing full coupons and high credit quality, adopting a modified barbell maturity structure, and keeping duration slightly short--helped to manage volatility.

Q. Which of the Fund's holdings were the best performers?/3/

A. Longer, high-quality, full-coupon insured and essential service revenue bonds performed best over the year.

Q. What is your strategic outlook going forward?

A. We believe the economy and equity markets to slowly improve. With that backdrop, bond prices are likely to trade within a relatively narrow range in coming months. There is, however, a good chance for some volatility due to the uncertainty of the pace of economic recovery, the impact of federal fiscal stimulus proposals, and the continuing fight against terrorism. Interest rates may drift slightly higher by year-end. Notwithstanding, we believe the municipal market will show relative stability, as demand could remain high while new issue volume will likely be lower.

                                  Institutional Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..     9.24%        9.24%
                      5 Years.    28.86%        5.20%
                      10 Years    65.13%        5.14%

                                    [CHART]

           Intermediate Tax Exempt Fund  Lehman Bros. 5 Yr G.O. Muni Bond Index
           ----------------------------  --------------------------------------
12/31/92            $10,000                            $10,000
12/31/93             10,846                             10,855
12/31/94             10,453                             10,705
12/31/95             11,650                             11,949
12/31/96             12,079                             12,501
12/31/97             12,799                             13,311
12/31/98             13,433                             14,090
12/31/99             13,135                             14,191
12/31/00             14,321                             15,282
12/31/01             14,939                             16,196
12/31/02             16,325                             17,654




* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Intermediate New York Tax-Exempt Fund*

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for your Fund during 2002?

A. The fixed income markets were the beneficiaries of the negative psychology that plagued investors throughout 2002. Investors continued to be concerned with the prolonged weakness in the equity markets, the sluggish economy, corporate scandals, and continued fear of terrorism and war in the Middle East. Negative news on these fronts translated into higher bond prices and lower yields. Throughout the year, interest rates declined to levels not seen in nearly 40 years. Five- and 10-year AAA municipals ended the year with yields of 2.59% and 3.72%, respectively, down from 3.76% and 4.53% at the end of 2001. Municipal yields are historically low on an absolute level, but attractive on a relative basis. Municipal yields currently are more than 90% of comparable-maturity U.S. Treasury securities.

   The economic environment that has evolved over the past two years has been particularly challenging for New York State and New York City. In addition to the aftermath of the terrorist attacks of September 11, 2001, for more than a year the news media have reported on large budget gaps as revenues from personal and corporate income taxes, as well as sales taxes, came in below expectations. The financial services sector is a key component of the city's and state's economies. The weakness in this sector over the past two years has been a significant contributor to current budgetary difficulties.

   New municipal bond issuance in 2002 was the highest ever, totaling $357 billion. In addition to raising new money for capital projects, issuers used the low interest-rate environment as an opportunity to refund older, higher-interest-rate debt. New York ranked #1 for total issuance by state.
   In normal market environments, such record-breaking supply would put upward pressure on yields. This was not the case in 2002, however, as volatile equity markets sparked demand for municipals' safety among nervous investors.

Q. Given this context, how did the Fund perform?

A. The Fund's total return was 8.79% for the Institutional Class Shares and 8.42% for the Investor Class Shares/1/ for the year ended December 31, 2002. These returns lagged slightly behind those of the Lehman Brothers Five-Year General Obligation Index/2/, which ended the year with a return of 9.00%.

Q. What factors accounted for the Fund's performance during the period?

A. The Fund's total return lagged slightly behind the Lehman Index primarily because of structural differences. The Fund concentrates on New York issuers, while the Lehman Index represents the national market. The performance of New York paper suffered relative to the general market due to a high level of new supply and growing concerns about the health of the state's budget. Also, the Fund holds bonds all across the maturity spectrum, while the Index is focused on the market for bonds with maturities between four and six years.

Q. Which of the Fund's holdings were the best performers?/3/

A. The best performing part of the municipal bond yield curve was the 10- to 15-year maturity range. We actively added to this sector of the portfolio throughout the year, bringing bonds with maturities of 10 years and longer to 42.4% of the portfolio, up from 34.4% in 2001. The Fund also benefited from the large amount of refunding activity that took place in the market during the year. Several positions in the Fund were refunded, which resulted in upgrades in credit quality and superior capital appreciation.

Q. How did the portfolio's composition change over the past year?

A. One of the main contributors to change in the portfolio's composition was the merger of the HSBC New York Tax Exempt Fund into this Fund in February. While some of the bonds in the HSBC portfolio were longer than we normally use in this Fund, many of these holdings had the defensive characteristics we favored at that time.

   In addition, we chose to increase our exposure to bonds with maturities longer than 10 years as interest rates in that sector moved down much less than those on shorter-maturity issues. We also reduced our allocation to bonds in the five- to ten-year range. The Fund's average maturity stood at
   8.5 years at the end of 2002, up from 6.6 years at the beginning of the year.

Q. What is your strategic outlook going forward?

A. Given our outlook for moderate economic growth and benign inflation, we foresee yields to move somewhat higher in the coming year as solid evidence of a healthier economy emerges. We believe state and local governments may continue to face a challenging environment, however, as budgets are likely to remain constrained. Also, we believe credit quality and issuer diversification will continue to be important elements of our investment discipline.

                                   Institutional Shares
                                ---------------------------
                                 Cumulative  Average Annual
                      Period    Total Return  Total Return
                      ------    ------------ --------------
                    1 Year.....     8.79%        8.79%
                    5 Years....    28.65%        5.17%
                    10 Years/4/    64.88%        5.13%

                                    [CHART]

              Intermediate New York      Lehman Bros. 5 Yr
                 Tax Exempt Fund       G.O. Muni Bond Index
                 ----------------      ---------------------
12/31/1992           $10,000                   $10,000
12/31/1993            10,799                    10,855
12/31/1994            10,387                    10,705
12/31/1995            11,642                    11,949
12/31/1996            12,046                    12,501
12/31/1997            12,816                    13,311
12/31/1998            13,495                    14,090
12/31/1999            13,313                    14,191
12/31/2000            14,466                    15,283
12/31/2001            15,156                    16,197
12/31/2002            16,488                    17,654



* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this fund may involve increased risk.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Government Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. government bonds during the first half of 2002?

A. Economic uncertainty, continued weakness in stocks, growing concerns over a possible war with Iraq, and the expectation that the Federal Reserve would further ease rates were the major forces behind the bond market for much of 2002. Through the first three quarters of the year, Treasury, mortgage and agency securities experienced sharp declines in yield, while the Treasury curve steepened dramatically (shorter maturity Treasurys declined more in yield than longer maturity bonds). In November, the Fed lowered the target federal funds rate, which steepened the yield curve further. However, the decline in yields reversed somewhat later in the fourth quarter.

   During 2002, the two-year Treasury yield fell to 1.6% from 3%, while the 10-year Treasury yield declined to 3.8% from 5%. Treasurys and agency bonds posted the strongest performance for the year, followed by high-quality corporate bonds and mortgage-backed securities.

Q. Given this context, how did the Fund perform?

A. The Fund performed extremely well for the twelve month period ended December 31, 2002, returning 10.39% for Institutional Class Shares and 10.22% for Investor Class Shares./1/ For the same period, the Lehman Brothers Intermediate Government Bond Index/2/ returned 9.63%.

Q. What factors accounted for the Fund's performance during the year?

A. We maintained a relatively long duration (sensitivity to interest rate changes) relative to the benchmark, which helped the Fund outperform in an environment of lower interest rates. As rates fell further in the third quarter, however, we reduced the Fund's duration somewhat. This helped performance during a period of upward pressure on interest rates.

   In the government-guaranteed mortgage sector, collateralized mortgage obligations (CMOs) and seasoned mortgage pools helped reduce the risk of prepayments.

Q. Which of the Fund's holdings were the best performers?
   /3/
A. The Fund's strongest performers were intermediate maturity agency securities and CMOs. In a generally strong market for mortgage securities overall, these bonds performed particularly well because they offered excellent protection from rising prepayment rates. Intermediate Treasury notes from 4 to 15 years in maturity also performed quite well.

Q. How did the portfolio's composition change over the past six months?

A. As rates declined during the year, we reduced our weighting in mortgage securities. We did this primarily by reinvesting prepayments of principal (the result of individuals' refinancing their mortgages) in cash. This proved somewhat beneficial in the fourth quarter when interest rates rose.

Q. What is your strategic outlook going forward?

A. We anticipate the economy and the equity markets to show modest growth during 2003, although currently low Treasury yields appear to reflect weaker economic fundamentals. Should earnings rebound and a positive equity market materialize, upward pressure on yields could result. As a result, we will likely maintain a relatively shorter duration to protect the principal value of the portfolio.

                                   Institutional Shares
                                ---------------------------
                                 Cumulative  Average Annual
                      Period    Total Return  Total Return
                      ------    ------------ --------------
                    1 Year.....    10.39%        10.39%
                    5 Years....    39.93%         6.95%
                    10 Years/4/    84.06%         6.29%

                                    [CHART]

                 Intermediate          Lehman Bros. Intermediate
               Government Fund              Government Index
               ---------------         -------------------------
12/31/1992        $10,000                      $10,000
12/31/1993         10,803                       10,817
12/31/1994         10,244                       10,628
12/31/1995         11,822                       12,159
12/31/1996         12,195                       12,653
12/31/1997         13,153                       13,630
12/31/1998         14,139                       14,784
12/31/1999         14,035                       14,858
12/31/2000         15,584                       16,414
12/31/2001         16,674                       17,796
12/31/2002         18,406                       19,509


* U.S. Government Guarantees apply only to the underlying securities of the Fund's portfolio and not the funds shares.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Investment Grade Fund

An Interview with Patrick Byrne, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for investment-grade bonds during 2002?

A. The investment environment in 2002 was influenced by numerous factors. Investors became very risk-averse in the face of a third straight year of equity losses, growing geopolitical tensions, and an uncertain path toward economic recovery. Corporate governance and accounting scandals further undermined investors' confidence.

   For most of the year, corporate bonds underperformed, as investors wary of investment risk strongly favored the higher quality and safety of Treasury securities and other government-issued bonds. In the fourth quarter, however, corporate bonds outperformed other fixed-income sectors as investors began to weigh the possibility of an economic recovery.

Q. Given this context, how did the Fund perform?

A. The Fund provided a total return of 8.08% for Institutional Class Shares and 7.82% for Investor Class Shares/1/ for the year ended December 31, 2002. In comparison, the Lehman Brothers Intermediate Government/Credit Index/2/ returned 9.82% for the same period.

Q. What factors accounted for the Fund's performance?

A. The Fund's small position in high-yield securities, particularly those in the telecommunication and cable sectors, played a significant role in the Fund's underperformance. Those sectors were hit hard by corporate accounting and governance scandals during the year. Our underweighting in longer-term corporate credits during their period of outperformance in the fourth quarter also hurt the Fund's relative returns. Our holdings from issuers in the auto sector were disappointing, as they suffered from concerns about high debt levels, poor profitability, and the potential for liability due to underfunded pension plans.

   Some of the Fund's underperformance in these areas was offset by better performance from its high-quality corporate bonds as well as its mortgage-backed and asset-backed securities.

Q. Which of the Fund's holdings were the best performers?
    /3/
A. Among our stronger holdings were commercial mortgage-backed securities, longer-maturity Treasurys and agency bonds, and low-coupon government-issued mortgage-backed securities.

Q. How did the portfolio's composition change over the past year?

A. Over the year, we increased the overall credit quality of the Fund's corporate-bond portfolio, and increased the Fund's weighting in mortgage-backed securities. Because of the degree of volatility in the high-yield market, we decreased the Fund's relatively small exposure to this area of the market.

   The yield curve for government debt has steepened--that is, the difference between short-term and long-term yields has increased significantly. To take advantage of this situation, we began to favor longer-maturity bonds in the U.S. Treasury and agency sectors. Given an improved fundamental outlook, we have recently increased the Fund's exposure to lower-rated investment grade corporate bonds.

Q. What is your strategic outlook going forward?
A. Our outlook for 2003 includes a recovering economy, accompanied by slightly higher interest rates--but geopolitical events may likely limit the extent to which interest rates rise. As we go out further into the year, we believe we will see longer-maturity securities outperform as the difference between short- and long-term yields decreases. Also, we foresee non-Treasury bonds outperforming short- and intermediate-term Treasury securities. We believe the Fund is positioned to benefit from these conditions.

                                  Institutional Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..     8.08%        8.08%
                      5 Years.    35.57%        6.28%
                      10 Years    84.45%        6.31%

                                    [CHART]

            Intermediate Investment        Lehman Bros. Intermediate
                   Grade Fund               Government/Credit Index
            -----------------------        --------------------------
12/31/1992         $10,000                           $10,000
12/31/1993          10,962                            10,879
12/31/1994          10,407                            10,669
12/31/1995          12,352                            12,306
12/30/1996          12,577                            12,804
12/31/1997          13,605                            13,812
12/31/1998          14,770                            14,975
12/31/1999          14,553                            15,033
12/30/2000          15,917                            16,551
12/31/2001          17,066                            18,302
12/31/2002          18,445                            20,099

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton U.S. Bond Market Index Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. bonds during 2002?
A. For the third consecutive year, bonds outperformed equities. Investors became increasingly averse to investment risk, and strongly favored the relative safety that bonds offer, particularly high-quality securities.

   Interest rates declined throughout the year. Led by the Federal Reserve's bias toward reducing interest rates to stimulate economic growth, the two-year Treasury yield fell to 1.6% from 3% over the year, while the 10-year Treasury yield declined to 3.8% from 5%. Treasurys and agency bonds posted the strongest performance for the year. The high-quality corporate sector lagged behind for all but the fourth quarter. At that point, a rebound in equity prices boosted confidence in corporate bonds, helping to ease much of the underperformance of the first three quarters. Mortgage-backed securities performed well given the shorter maturity of the sector.

Q. Given this context, how did the Fund perform?

A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 9.95% for Institutional Class Shares/1/ for the year ended December 31, 2002. For the same period, the Lehman Brothers Aggregate Bond Index/2/ returned 10.27%.

Q. What accounted for the Fund's performance during the year?

A. On a sector basis for the year, Treasurys and agency securities posted the strongest performance, followed closely by high-grade corporate bonds. Mortgage-backed securities were the weakest performers, although they still performed well given the shorter maturity of the sector.

Q. How did the portfolio's composition change over the past year?
   3
A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index, and therefore its composition is managed to reflect that of the Index. As Treasury securities' weighting in the Index declined over the year in favor of mortgage-backed securities and corporate bonds, the Fund's composition shifted accordingly.

Q. What is your strategic outlook going forward?

A. We anticipate corporate and mortgage-backed bonds may outperform Treasury and agency bonds during 2003. However, returns for corporate bonds may be constrained somewhat by continuing concerns about the potential for war with Iraq, the hazy outlook for corporate profits, and the state of the economy.

   We believe the Federal Reserve to keep short-term interest rates stable throughout the first half of the year. The Bush Administration's proposed tax package could help to stimulate some economic growth, but we don't foresee the Federal Reserve move to raise interest rates until a clear growth trend has been established. In coming months, we foresee a modest increase in market interest rates in anticipation of possible Federal Reserve action later in the year.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................     9.95%         9.95%
             Since Inception (4/28/00)    29.94%        10.28%

                                    [CHART]

             BNY U.S. Bond Market Index Fund   Lehman Bros. Aggregate Bond Index
             -------------------------------   ---------------------------------
 4/28/2000              $10,000                            $10,000
 6/30/2000               10,168                             10,203
 9/30/2000               10,470                             10,511
12/31/2000               10,921                             10,951
 3/31/2001               11,221                             11,283
 6/30/2001               11,275                             11,346
 9/30/2001               11,788                             11,870
12/31/2001               11,802                             11,875
 3/31/2002               11,801                             11,887
 6/30/2002               12,207                             12,327
 9/30/2002               12,785                             12,892
12/31/2002               12,994                             13,095


* The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
/3/  Portfolio holdings are subject to change.

         BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

         Schedule of Investments

         December 31, 2002

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- ------------
           Municipal Bonds--96.7%
           Education--15.3%
$3,725,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA   4.750%  6/01/16  $  3,909,461
 3,065,000 Connecticut State Health and Educational
           Facility (Connecticut State University)........ Aa3/AA    4.000   11/01/04    3,213,040
 1,000,000 De Kalb County Georgia Development
           Authority Revenue (Emory University),
           Series A....................................... Aa1/AA    6.000   10/01/14    1,093,580
 2,500,000 District of Columbia (Georgetown University),
           Series A....................................... Aaa/AAA   6.000   4/01/18     2,864,900
 2,000,000 District of Columbia Revenue (University of
           George Washington), MBIA Insured+.............. Aaa/AAA   5.500   9/15/07     2,269,280
 1,000,000 Illinois Educational Facility Authority Revenue
           (Northwestern University)...................... Aa1/AA+   5.000   11/01/32    1,103,520
 1,000,000 Illinois Educational Facility Authority Revenue
           (University of Chicago), Series A.............. Aa1/AA    5.000   7/01/08     1,115,470
 2,800,000 Indiana University Student Fee, Series K....... Aa2/AA    6.000   8/01/17     3,120,460
 1,500,000 Indiana University Student Fee, Series M....... Aa2/AA    5.750   8/01/10     1,700,955
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11     1,575,024
 2,375,000 Metropolitan Govt. Nashville and Davidson
           County Tennessee H & E Facility (Vanderbilt
           University).................................... Aa2/AA    5.000   10/01/19    2,482,564
 2,935,000 New Jersey State Educational Facility Authority
           Revenue (Princeton University), Series H....... Aaa/AAA   5.000   7/01/15     3,133,347
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C,
           FGIC Insured+.................................. Aaa/AAA   5.250   7/01/13     1,122,990
 2,020,000 Private Colleges & Universities Authority
           (Emory University Project), Series A........... Aa2/AA    5.500   11/01/06    2,281,651
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+....................... Aaa/AAA   5.500   10/01/14    1,134,320

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College).......................... Aa1/AA+   5.000%  9/15/08  $  1,120,660
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College).......................... Aa1/AA+   5.250   9/15/09     1,136,350
 2,185,000 Texas A & M University Revenue................ Aa1/AA+   5.000   5/15/08     2,392,291
 2,000,000 Texas A & M University Revenue................ Aa1/AA+   5.375   5/15/14     2,172,620
 2,260,000 Texas A & M University Revenue, Series A...... Aa1/AA+   5.375   5/15/15     2,479,130
 1,900,000 Utah State Board Regents Revenue.............. Aaa/AAA   4.750   4/01/25     1,881,836
                                                                                     ------------
                                                                                       43,303,449
                                                                                     ------------
           General Obligations--29.5%
 1,000,000 Aldine Texas Independent School District...... Aaa/AAA   5.375   2/15/09     1,102,430
 2,000,000 Alexandria Virginia Public Improvement........ Aaa/AAA   5.000   1/01/17     2,201,520
 2,025,000 Arlington County Virginia Public
           Improvement................................... Aaa/AAA   4.500   2/01/13     2,153,972
 2,500,000 Austin Texas Independent School District...... Aaa/AAA   5.000   8/01/15     2,740,025
 1,000,000 Beaufort County South Carolina................ Aaa/AAA   4.600   2/01/07     1,093,880
 3,000,000 Chicago Illinois, FSA Insured+................ Aaa/AAA   5.500   1/01/12     3,429,930
 2,500,000 Delaware State, Series A...................... Aaa/AAA   5.125   4/01/05     2,701,450
 2,000,000 Durham County North Carolina.................. Aaa/AAA   5.000   4/01/15     2,177,460
 1,460,000 Florida State Board of Educational Cap Outlay,
           Series A...................................... Aa2/AA+   5.250   6/01/16     1,583,049
 2,500,000 Fulton County Georgia School District......... Aa2/AA    5.375   1/01/17     2,836,975
 2,285,000 Gwinnett County Georgia School District,
           Series A...................................... Aaa/AA+   6.400   2/01/09     2,724,634
 2,300,000 Harris County Texas........................... Aa1/AA+   5.000   10/01/11    2,547,917
 2,000,000 Illinois State................................ Aa2/AA    5.000   6/01/06     2,200,640
 2,500,000 Illinois State, MBIA Insured+................. Aaa/AAA   5.375   4/01/12     2,845,300
 1,575,000 Klein Texas Independent School District....... Aaa/AAA   5.000   8/01/19     1,649,434
 1,500,000 Lake County Illinois First District Land
           Acquisition & Development..................... Aa1/AAA   5.500   12/15/10    1,724,355
 2,185,000 Maryland State & Local Facilities Loan-2nd
           Series........................................ Aaa/AAA   5.250   6/15/05     2,380,907

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- ------------
           Municipal Bonds (Continued)
$2,000,000 Maryland State & Local Facilities Loan-3rd
           Series.....................................  Aaa/AAA  5.000%  10/15/07 $  2,196,180
 2,500,000 Massachusetts State Construction Loan,
           Series A...................................  Aa2/AA   5.000   6/01/14     2,739,275
 1,500,000 McKinney Texas Independent School
           District...................................  Aaa/AAA  5.000   2/15/14     1,616,130
 2,000,000 Milwaukee, Wisconsin Metropolitan Sewer
           District, Series A.........................  Aa1/AA+  6.250   10/01/04    2,167,960
 1,300,000 Milwaukee Wisconsin, Series O..............  Aa2/AA   5.000   6/15/08     1,449,669
 1,290,000 Montana State, Long Range Building Program,
           Series D...................................  Aa3/AA-  5.000   8/01/08     1,451,044
 3,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A..............................  Aa2/AAA  6.375   5/15/06     3,677,157
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & 67, Series A.........................  Aa2/AA   5.250   5/15/10     3,042,872
 2,000,000 Nevada State, Series A.....................  Aa2/AA   5.000   7/01/04     2,108,960
 2,500,000 New Jersey State...........................  Aa2/AA   5.000   5/01/06     2,750,300
 2,000,000 New Jersey State, Series E.................  Aa2/AA   5.000   7/15/04     2,111,520
 1,000,000 New York, New York, Series G...............   A2/A    5.750   2/01/04     1,042,340
 1,000,000 New York State, Series F...................   A2/AA   5.000   9/15/06     1,107,250
 1,805,000 Newport News Virginia......................  Aa2/AA   4.600   8/15/18     1,860,034
 1,000,000 Omaha Nebraska, Series A...................  Aaa/AAA  6.500   12/01/16    1,258,650
 2,650,000 Phoenix Arizona............................  Aa1/AA+  5.250   7/01/15     2,922,420
 3,000,000 Plano Texas Independent School District....  Aaa/AAA  5.000   2/15/18     3,156,930
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C...................  Aa1/AA   5.000   8/01/09     3,028,957
 1,000,000 Washington State, Series A.................  Aa1/AA+  6.700   2/01/05     1,105,550
 2,350,000 Washington State, Series R-A...............  Aaa/AAA  5.250   9/01/04     2,500,612
 2,005,000 Wisconsin State, Series 1..................  Aa3/AA-  5.500   11/01/13    2,312,587
                                                                                  ------------
                                                                                    83,700,275
                                                                                  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- ------------
           Municipal Bonds (Continued)
           Healthcare--1.7%
$1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital).........................   A1/A+   5.250%  7/01/12  $  1,127,724
 1,000,000 New York State Dormitory Authority
           Revenue (Lenox Hill Hospital Obligation
           Group).......................................   A3/A-   5.750   7/01/12     1,121,060
   185,000 New York State Medical Care Facilities
           Financing Agency, Series D, FHA Insured+.....  Aa2/AA+  5.100   2/15/05       188,650
 2,000,000 Tampa Florida Revenue Health System--
           Catholic Health East.........................  Aaa/AAA  5.500   11/15/06    2,252,760
                                                                                    ------------
                                                                                       4,690,194
                                                                                    ------------
           Housing--3.1%
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage Class I-A-4..................  Aaa/AAA  4.900   11/01/11    1,270,077
 1,000,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C...........  Aa1/AA+  5.300   11/15/23    1,031,780
 1,500,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC............  NR/AAA   5.250   9/01/22     1,523,895
 1,500,000 New York State Mortgage Agency, Series 101...  Aa1/NR   5.000   10/01/18    1,538,370
 2,000,000 Texas State Department of Housing and
           Community Affairs, Series A, MBIA Insured+...  Aaa/AAA  5.450   9/01/23     2,055,620
 1,360,000 Vermont Housing Finance Agency,
           Series 16A...................................  Aaa/AAA  4.850   5/01/11     1,420,574
                                                                                    ------------
                                                                                       8,840,316
                                                                                    ------------
           Other--2.4%
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+...............................  Aa1/AA+  5.250   8/01/13     1,107,850
 5,000,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.).........  Aaa/AAA  5.000   5/01/08     5,594,900
                                                                                    ------------
                                                                                       6,702,750
                                                                                    ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date      Value
----------                                                  -------- -------- -------- ------------
           Municipal Bonds (Continued)
           Pre-Refunded Securities--9.4%
$   85,000 Austin Texas Utility System Revenue,
           Series B, ETM...................................   A2/A    7.250%  11/15/03 $     89,447
 6,000,000 Cleveland Ohio Public Power System
           Revenue.........................................  Aaa/AAA  7.000   11/15/24    6,744,900
    75,000 Georgia Municipal Electrical Authority Power
           Revenue, Series Z, ETM..........................   A2/A    5.000   1/01/04        77,825
 2,000,000 Jacksonville Florida Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM...................................  Aa2/NR   4.875   8/15/07     2,224,100
 1,255,000 King County Washington, Series A, ETM...........  Aa1/AA+  5.000   1/01/04     1,302,652
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM....................................  Aaa/AAA  5.000   1/01/15     1,252,597
   155,000 Monroe County New York, AMBAC
           Insured+........................................  Aaa/AAA  6.000   6/01/11       167,727
 7,500,000 New Jersey State Transit Transportation Fund,
           Series B, MBIA Insured+.........................  Aaa/AAA  6.000   12/15/17    8,730,074
 2,065,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A.................  Aaa/BBB  5.000   1/01/17     2,246,865
 3,390,000 North Carolina Municipal Power Agency
           No. 1...........................................  Aaa/AAA  5.500   1/01/13     3,899,280
                                                                                       ------------
                                                                                         26,735,467
                                                                                       ------------
           Special Tax--8.4%
 1,100,000 Chicago Illinois Sales Tax Revenue, FGIC
           Insured+........................................  Aaa/AAA  5.000   1/01/08     1,219,768
 1,000,000 Connecticut State Special Obligation Revenue,
           Series B........................................  Aa3/AA-  6.100   9/01/08     1,176,120
 3,000,000 Illinois State Sales Tax Revenue, Series 1,
           FGIC Insured+...................................  Aaa/AAA  6.000   6/15/23     3,543,990
 1,100,000 Indiana Bond Bank Revenue, Series A.............  NR/AAA   5.750   2/01/06     1,227,380
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A......................  Aaa/AAA  5.500   2/01/08     2,270,380
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E..................................  Aa1/AA+  6.000   7/01/05     2,210,140

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series A........... Aa2/AA+   5.250%  11/15/12 $  1,116,870
 3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B........... Aa2/AA+   5.100   11/15/07    3,354,900
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series C........... Aa2/AA+   5.250   5/01/13     1,100,420
 1,805,000 New York State Local Government Assistance
           Corp., Series A...............................  A1/AA-   6.000   4/01/06     2,034,668
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+............... Aaa/AAA   5.000   4/01/09     2,200,440
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++......... Aa1/AA+   1.500   4/01/22       100,000
 2,000,000 New York State Local Government Assistance
           Corp., Series C...............................  A1/AA-   6.000   4/01/12     2,367,760
                                                                                     ------------
                                                                                       23,922,836
                                                                                     ------------
           State Appropriation--10.4%
 1,980,000 Kentucky State Turnpike Authority Economic
           Development Road Revenue (Revitalization
           Projects), AMBAC Insured+..................... Aaa/AAA   5.300   7/01/04     2,096,959
 1,000,000 Massachusetts Bay Transportation Authority,
           Series A......................................  Aa2/AA   5.400   3/01/08     1,133,070
 2,050,000 Metropolitan Transportation Authority Facility
           Revenue, Series 8.............................  A3/AAA   5.500   7/01/06     2,301,720
 2,000,000 Metropolitan Transportation Authority,
           Series A...................................... Aaa/AAA   5.250   4/01/13     2,222,640
 1,000,000 New York State Certificates of Partnership....  A3/AA-   5.000   3/01/04     1,040,490
 2,985,000 New York State Dormitory Authority
           Revenue (City University), Series E...........  A3/AA-   5.750   7/01/06     3,351,886
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program.................. Baa1/AA-  5.000   7/01/08     2,719,696
 2,000,000 New York State Dormitory Authority
           Revenue, Series A............................. Aaa/AAA   4.750   5/15/25     1,980,860

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- ------------
           Municipal Bonds (Continued)
$2,000,000 New York State Dormitory Authority
           Revenue, Series B............................  A3/AA-   5.250%  11/15/23 $  2,192,880
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities...................................  A3/AA-   6.000   5/15/07     3,436,380
 2,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, AMBAC Insured+.........................  Aaa/AAA  5.500   4/01/13     2,272,660
 1,400,000 New York State Thruway Authority Service
           Contract Revenue.............................  Aaa/AAA  5.500   4/01/11     1,595,006
 2,000,000 New York State Urban Development Corp.,
           Revenue, Correctional Facilities Services,
           Series B.....................................  A3/AA-   5.000   1/01/07     2,174,100
 1,000,000 Virginia State Public Building Authority
           Facilities Revenue, Series A.................  Aa1/AA+  5.500   8/01/03     1,025,580
                                                                                    ------------
                                                                                      29,543,927
                                                                                    ------------
           Transportation--8.0%
 1,000,000 Central Puget Sound, Washington Transit
           Authority, FGIC Insured+.....................  Aaa/AAA  5.250   2/01/09     1,124,590
 4,000,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................  Aaa/AAA  6.375   1/01/12     4,401,600
 2,750,000 Kansas State Department of Transportation
           Highway Revenue, Series A....................  Aa2/AA+  5.375   3/01/07     3,096,197
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue................  A1/AA-   5.150   1/01/07     2,225,540
 3,000,000 New Jersey State Transit Transportation Fund,
           Series A.....................................  Aa3/AA-  5.250   6/15/08     3,401,730
    90,000 New Jersey State Turnpike Authority
           Revenue, ETM.................................  Aaa/AAA  5.875   1/01/08        99,572
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+.............  Aaa/AAA  6.500   1/01/08     1,419,960
 1,000,000 New York State Bridge Authority Revenue......  Aa2/AA-  5.000   1/01/07     1,105,040

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- ------------
           Municipal Bonds (Continued)
$2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+.................................  Aaa/AAA  6.000%  10/01/07 $  2,439,085
 1,130,000 Triborough Bridge & Tunnel Authority,
           Series Q......................................  Aa3/AAA  6.750   1/01/09     1,347,988
 2,000,000 Virginia Commonwealth Transportation Board
           Revenue, Series A.............................  Aa1/AA+  5.250   5/15/20     2,129,400
                                                                                     ------------
                                                                                       22,790,702
                                                                                     ------------
           Utilities--8.5%
 5,000,000 Austin Texas Utility System Revenue, Series A,
           MBIA Insured+.................................  Aaa/AAA  5.000   5/15/07     5,488,700
 3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+........................  Aaa/AAA  6.250   10/01/07    3,691,233
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+......................................  Aaa/AAA  5.500   7/01/13     1,133,650
 1,000,000 Grant County Washington Public Utility
           District No. 002..............................  Aa3/A+   5.600   1/01/05     1,081,930
 1,000,000 Houston Texas Water Conveyance System
           Contract, Series B, AMBAC Insured+............  Aaa/AAA  7.000   12/15/04    1,105,470
 1,000,000 Irving Texas Waterworks and Sewer System......  Aa2/AA   4.375   8/15/04     1,048,830
 3,500,000 Long Island Power Authority, New York
           Electric System Revenue, MBIA Insured+........  Aaa/AAA  5.000   4/01/08     3,900,155
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A.............  Aaa/AAA  5.500   12/01/10    1,152,300
 1,000,000 New York State Environmental Facilities Corp.
           Pollution Control Revenue Loan-C..............  Aaa/AAA  5.000   7/15/04     1,057,210
 3,000,000 New York State Power Authority, Series A......  Aa2/AA-  5.000   11/15/19    3,145,170
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A..............................  Aaa/AAA  5.000   10/01/11    1,451,908
                                                                                     ------------
                                                                                       24,256,556
                                                                                     ------------
           Total Municipal Bonds
           (Cost $256,541,402)...........................                             274,486,472
                                                                                     ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2002

                                              Moody's
Number of                                       /S&P   Interest   Maturity
 Shares                                       Ratings*   Rate       Date      Value
---------                                     -------- --------   -------- ------------
          Tax-Exempt Money Market Fund--1.6%
4,644,687 Dreyfus Municipal Money Market Fund
          (Cost $4,644,687)..................  NR/NR    1.010%(a)          $  4,644,687
                                                                           ------------
          Total Investments
          (Cost $261,186,089)(b)--98.3%......                               279,131,159
          Other assets less liabilities--1.7%                                 4,811,591
                                                                           ------------
          Net Assets--100.0%.................                              $283,942,750
                                                                           ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++    Represents interest rate in effect at December 31, 2002 for Floating Rate
      Note.
(a)   Represents annualized 7 day yield at December 31, 2002.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $18,350,849 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $18,350,849 and aggregate gross unrealized depreciation of $0.
*     Unaudited.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         State Diversification (Unaudited)

         December 31, 2002

                                                                   % of
                                                                  Total
                                                      Value     Net Assets
                                                   ------------ ----------
     Arizona...................................... $  2,922,420     1.0%
     Colorado.....................................    5,179,537     1.8
     Connecticut..................................    4,389,160     1.5
     Delaware.....................................    2,701,450     1.0
     District of Columbia.........................    5,134,180     1.8
     Florida......................................    9,751,142     3.4
     Georgia......................................    9,014,665     3.2
     Illinois.....................................   21,584,573     7.6
     Indiana......................................    9,894,199     3.5
     Kansas.......................................    3,096,197     1.1
     Kentucky.....................................    2,096,959     0.7
     Maine........................................    1,031,780     0.4
     Maryland.....................................    4,577,087     1.6
     Massachusetts................................    3,872,345     1.4
     Montana......................................    1,451,044     0.5
     Nebraska.....................................    2,782,545     1.0
     Nevada.......................................    8,828,989     3.1
     New Jersey...................................   26,122,757     9.2
     New York.....................................   57,754,625    20.3
     North Carolina...............................    8,323,607     2.9
     Ohio.........................................    6,744,900     2.4
     Oklahoma.....................................    5,594,900     2.0
     Pennsylvania.................................    2,257,010     0.8
     Rhode Island.................................    1,451,908     0.5
     South Carolina...............................    1,093,880     0.4
     Tennessee....................................    2,482,564     0.9
     Texas........................................   35,060,848    12.3
     Utah.........................................    1,881,836     0.7
     Vermont......................................    1,420,574     0.5
     Virginia.....................................    9,370,506     3.3
     Washington...................................   10,688,069     3.8
     Wisconsin....................................    5,930,216     2.1
     Tax-exempt money market fund (various states)    4,644,687     1.6
                                                   ------------   -----
     Total value of investments...................  279,131,159    98.3
     Other assets less liabilities................    4,811,591     1.7
                                                   ------------   -----
     Net Assets................................... $283,942,750   100.0%
                                                   ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2002

            Assets:
              Investments at market value,
               (Cost $261,186,089)..................... $279,131,159
              Receivables:
               Interest................................    4,050,163
               Capital stock sold......................    1,215,000
              Other assets.............................       10,290
                                                        ------------
               Total Assets............................  284,406,612
                                                        ------------
            Liabilities:
              Payables:
               Dividends...............................      231,960
               Services provided by The Bank of New
                York and Administrator.................      185,747
               Capital stock repurchased...............        2,500
              Accrued expenses and other liabilities...       43,655
                                                        ------------
               Total Liabilities.......................      463,862
                                                        ------------
            Net Assets:................................ $283,942,750
                                                        ------------
            Sources of Net Assets:
              Capital stock @ par...................... $     27,170
              Capital surplus..........................  264,665,776
              Undistributed net investment income......      405,779
              Accumulated net realized gain on
               investments.............................      898,955
              Net unrealized appreciation on
               investments.............................   17,945,070
                                                        ------------
            Net Assets................................. $283,942,750
                                                        ------------
            Institutional Shares:
              Net assets............................... $281,045,887
                                                        ------------
              Shares outstanding.......................   26,894,111
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      10.45
                                                        ------------
            Investor Shares:
              Net assets............................... $  2,896,863
                                                        ------------
              Shares outstanding.......................      276,165
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      10.49
                                                        ------------
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000
            Investor Shares authorized @ $.001 par
             value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

           Investment Income:
             Interest.................................. $11,969,902
                                                        -----------
           Expenses:
             Advisory..................................   1,334,226
             Administration............................     533,690
             Accounting services.......................      60,010
             Transfer agent............................      54,115
             Custodian.................................      36,832
             Registration and filings..................      16,575
             Audit.....................................      12,712
             Directors.................................      12,562
             Legal.....................................      10,214
             Cash management...........................       6,176
             Reports to shareholders...................       5,025
             Amortization of organization cost.........       4,080
             Insurance.................................       3,573
             12b-1 fee--Investor Shares................       2,215
             Other.....................................      28,803
                                                        -----------
              Total Expenses...........................   2,120,808
             Fees waived by The Bank of New York
              (Note 3).................................     (15,105)
                                                        -----------
              Net Expenses.............................   2,105,703
                                                        -----------
              Net Investment Income....................   9,864,199
                                                        -----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments..........   3,524,944
             Increase in unrealized appreciation on
              investments during the year..............  10,169,263
                                                        -----------
             Net realized and unrealized gain on
              investments..............................  13,694,207
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $23,558,406
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                             Year Ended December 31,
                                                                                           --------------------------
                                                                                               2002          2001
                                                                                           ------------  ------------
Operations:
 Net investment income.................................................................... $  9,864,199  $  9,828,962
 Net realized gain on investments.........................................................    3,524,944     1,508,450
 Increase (decrease) in unrealized appreciation
   on investments during the year.........................................................   10,169,263      (226,509)
                                                                                           ------------  ------------
   Net increase in net assets resulting from
    operations............................................................................   23,558,406    11,110,903
                                                                                           ------------  ------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income:
   Institutional Shares...................................................................   (9,716,798)   (9,702,668)
                         Investor Shares..................................................      (30,123)      (22,889)
 Distributions from capital gains: Institutional
   Shares.................................................................................   (2,666,891)   (1,245,776)
                     Investor Shares......................................................      (12,095)       (2,786)
                                                                                           ------------  ------------
                                                                                            (12,425,907)  (10,974,119)
                                                                                           ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional
   Shares.................................................................................   93,352,659    44,080,481
                     Investor Shares......................................................    3,093,893       108,193
 Proceeds from shares issued on reinvestment
   of dividends and distributions: Institutional
   Shares.................................................................................    2,783,064     1,375,367
           Investor Shares................................................................       40,986        25,805
 Value of capital stock repurchased:
   Institutional Shares...................................................................  (79,174,677)  (41,520,776)
                      Investor Shares.....................................................     (811,416)     (208,854)
                                                                                           ------------  ------------
 Net increase in net assets resulting from
   capital stock transactions.............................................................   19,284,509     3,860,216
                                                                                           ------------  ------------
   Increase in Net Assets.................................................................   30,417,008     3,997,000
Net Assets:
 Beginning of year........................................................................  253,525,742   249,528,742
                                                                                           ------------  ------------
 End of year (includes undistributed net
   investment income of $405,779 at December 31,
   2002 and undistributed net investment income
   of $362,368 at December 31, 2001)...................................................... $283,942,750  $253,525,742
                                                                                           ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares........................................................    9,123,304     4,329,898
         Investor Shares..................................................................      297,741        10,683
 Shares issued on reinvestment of dividends and
   distributions: Institutional Shares....................................................      267,394       137,404
             Investor Shares..............................................................        3,957         2,542
 Shares repurchased: Institutional Shares.................................................   (7,738,982)   (4,086,707)
             Investor Shares..............................................................      (78,683)      (20,561)
                                                                                           ------------  ------------
   Net increase...........................................................................    1,874,731       373,259
 Shares outstanding, beginning of year....................................................   25,295,545    24,922,286
                                                                                           ------------  ------------
 Shares outstanding, end of year..........................................................   27,170,276    25,295,545
                                                                                           ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                      Institutional Shares
                                                       -------------------------------------------------
                                                                    Year Ended December 31,
                                                       -------------------------------------------------
                                                         2002    2001/(a)/   2000       1999      1998
                                                       --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year.................. $  10.02  $  10.01  $   9.54  $  10.19   $  10.27
                                                       --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income.................................     0.38      0.40      0.40      0.39       0.41
Net realized and unrealized gain (loss) on investments     0.53      0.06      0.47     (0.60)      0.13
                                                       --------  --------  --------  --------   --------
 Total from investment operations.....................     0.91      0.46      0.87     (0.21)      0.54
                                                       --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income..................    (0.38)    (0.40)    (0.40)    (0.39)     (0.41)
Distributions from capital gains......................    (0.10)    (0.05)       --     (0.05)     (0.21)
                                                       --------  --------  --------  --------   --------
 Total dividends and distributions....................    (0.48)    (0.45)    (0.40)    (0.44)     (0.62)
                                                       --------  --------  --------  --------   --------
Net asset value at end of year........................ $  10.45  $  10.02  $  10.01  $   9.54   $  10.19
                                                       --------  --------  --------  --------   --------
TOTAL RETURN:.........................................     9.24%     4.58%     9.30%    (2.06)%     5.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $281,046  $252,992  $248,923  $251,777   $270,065
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....     0.79%     0.79%     0.78%     0.79%      0.83%
 Expenses, prior to waiver from The Bank of New York..     0.79%     0.81%     0.79%     0.80%      0.83%
 Net investment income, net of waiver from The Bank
   of New York........................................     3.70%     3.93%     4.10%     3.96%      4.03%
Portfolio turnover rate...............................       34%       24%       19%       34%        37%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                    Investor Shares
                                                       ----------------------------------------
                                                                Year Ended December 31,
                                                       ----------------------------------------
                                                        2002   2001/(a)/  2000     1999    1998
                                                       ------  --------  ------  ------   ------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.03   $10.02   $ 9.55  $10.19   $10.28
                                                       ------   ------   ------  ------   ------
Gain (loss) from investment operations
Net investment income.................................   0.32     0.38     0.37    0.23     0.38
Net realized and unrealized gain (loss) on investments   0.59     0.05     0.47   (0.45)    0.12
                                                       ------   ------   ------  ------   ------
 Total from investment operations.....................   0.91     0.43     0.84   (0.22)    0.50
                                                       ------   ------   ------  ------   ------
Dividends and distributions
Dividends from net investment income..................  (0.35)   (0.37)   (0.37)  (0.37)   (0.38)
Distributions from capital gains......................  (0.10)   (0.05)      --   (0.05)   (0.21)
                                                       ------   ------   ------  ------   ------
 Total dividends and distributions....................  (0.45)   (0.42)   (0.37)  (0.42)   (0.59)
                                                       ------   ------   ------  ------   ------
Net asset value at end of year........................ $10.49   $10.03   $10.02  $ 9.55   $10.19
                                                       ------   ------   ------  ------   ------
TOTAL RETURN:.........................................   9.28%    4.32%    9.03%  (2.22)%   4.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $2,897   $  533   $  606  $  441   $  473
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.04%    1.04%    1.03%   1.07%    1.13%
 Expenses, prior to waiver from The Bank of New York..   1.05%    1.06%    1.04%   1.07%    1.13%
 Net investment income, net of waiver from The Bank of
   New York...........................................   3.44%    3.68%    3.85%   2.31%    3.74%
Portfolio turnover rate...............................     34%      24%      19%     34%      37%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2002

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds--97.3%
           Education--8.5%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities)..................................   A3/NR   5.750%  8/01/08  $ 1,140,160
   950,000 New York State Dormitory Authority Revenue,
           Series B.....................................  A3/AA-   5.250   11/15/23   1,041,618
 1,000,000 New York State Dormitory Authority, Fordham
           University, FGIC Insured+....................  Aaa/AAA  5.000   7/01/18    1,058,920
 1,500,000 New York State Dormitory Authority, New
           York University, Series A, AMBAC Insured+....  Aaa/AAA  5.500   7/01/09    1,720,440
 1,700,000 New York State Dormitory Authority, New
           York University, Series A, MBIA Insured+.....  Aaa/AAA  5.500   7/01/04    1,769,343
   500,000 New York State Dormitory Authority, Rochester
           Institute of Technology......................  Aaa/AAA  5.000   7/01/13      540,135
                                                                                    -----------
                                                                                      7,270,616
                                                                                    -----------
           General Obligations--15.1%
   200,000 Bethlehem, New York, AMBAC Insured+..........  Aaa/AAA  7.100   11/01/07     241,692
 1,050,000 Monroe County, New York......................   A3/A    5.500   3/01/03    1,057,601
   675,000 Monroe County, New York......................   A3/A    6.000   3/01/16      801,407
    60,000 Monroe County, New York, Unrefunded
           Balance, Series B............................   A3/A    7.000   6/01/03       61,421
    10,000 Monroe County, New York, Unrefunded
           Balance, Series B............................   A3/A    7.000   6/01/04       10,237
   500,000 New York, New York, Series A.................   A2/A    6.250   8/01/08      564,705
   525,000 New York, New York, Series C.................   A2/A    5.500   8/15/08      575,143
   500,000 New York, New York, Series H.................   A2/A    5.750   3/15/08      552,295
   415,000 New York, New York, Series I.................   A2/A    5.750   3/15/08      458,405
    10,000 New York, New York, Unrefunded Balance,
           Series A.....................................   A2/A    7.750   8/15/04       10,124
    70,000 New York, New York, Unrefunded Balance,
           Series A.....................................   A2/A    7.750   8/15/07       71,084

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2002

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
$   50,000 New York, New York, Unrefunded Balance,
           Series B....................................   A2/A    7.500%  2/01/07  $    50,983
    40,000 New York, New York, Unrefunded Balance,
           Series F....................................   A2/A    8.400   11/15/05      42,490
 1,000,000 New York State..............................  A2/AA    5.125   6/15/04    1,037,180
   500,000 New York State, Environmental Quality.......  A2/AA    5.125   1/15/15      531,895
 2,250,000 New York State, Series A....................  A2/AA    5.250   3/15/15    2,472,817
   500,000 New York State, Series C....................  A2/AA    5.000   6/15/11      550,125
   500,000 New York State, Series G....................   A2/A    5.700   8/01/08      535,460
 1,500,000 Onondaga County, New York, Series A......... Aa2/AA+   5.000   5/01/17    1,610,969
   500,000 Rockland County, New York, Series A.........  A1/AA-   5.000   10/01/15     541,185
   350,000 Schenectady County, New York................  Aa2/NR   3.250   7/15/03      354,193
   750,000 Suffolk County, New York, Series B, FGIC
           Insured+.................................... Aaa/AAA   5.000   10/01/13     812,663
                                                                                   -----------
                                                                                    12,944,074
                                                                                   -----------
           Healthcare--3.2%
 1,000,000 New York State Dormitory Authority, Lenox
           Hill Hospital, Obligation Group.............  A3/NR    5.250   7/01/08    1,093,670
    45,000 New York State Dormitory Authority, Our Lady
           of Consolation Nursing Home, FHA Insured+...  NR/AA    5.200   8/01/05       45,328
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B............................. Aaa/AAA   5.125   11/01/15   1,182,841
   400,000 Westchester County, New York, Healthcare
           Corp., Series B............................. Aaa/AAA   5.250   11/01/11     449,912
                                                                                   -----------
                                                                                     2,771,751
                                                                                   -----------
           Housing--8.5%
   855,000 New York State Housing Finance Agency,
           Multifamily Mortgage, Series A, FHA
           Insured+....................................  Aaa/AA   7.000    8/15/22     873,306
   500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 37-A.............  Aa1/NR   5.850    4/01/06     531,145

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2002

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date      Value
----------                                                 -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 39.................. Aa1/NR    5.300%  4/01/04  $   521,455
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 70.................. Aa1/NR    5.375   10/01/17   1,045,700
 1,000,000 New York State Mortgage Revenue Homeowner
           Mortgage, Series 80............................ Aa1/NR    5.100   10/01/17   1,043,600
 1,000,000 New York State Mortgage Revenue--
           Homeowner Mortgage, Series 95.................. Aa1/NR    5.500   10/01/17   1,063,110
 2,000,000 New York State Urban Development Corp.......... Aaa/AAA   5.500   7/01/16    2,226,520
                                                                                      -----------
                                                                                        7,304,836
                                                                                      -----------
           Industrial Development Bonds--2.6%
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................... Aaa/AAA   5.000   12/01/07   1,109,460
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project) MBIA Insured+..................... Aaa/AAA   5.000   12/01/09   1,085,030
                                                                                      -----------
                                                                                        2,194,490
                                                                                      -----------
           Other--2.3%
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities Westchester County,
           AMBAC Insured+................................. Aa1/AA+   5.125   8/01/12    1,991,070
                                                                                      -----------
           Pre-Refunded/Escrowed Securities--10.0%
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+....................................... Aaa/AAA   0.000   12/01/06     918,340
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, AMBAC Insured+............. Aaa/AAA   0.000   12/01/05     947,050
 1,000,000 Metropolitan Transportation Authority Dedicated
           Tax Fund, Series A, MBIA Insured+.............. Aaa/AAA   6.000   4/01/05    1,101,040

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2002

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Metropolitan Transportation Authority Service
           Contract Revenue, Transit Facilities,
           Series O......................................  A3/AAA   5.750%  7/01/07  $ 1,150,840
   500,000 New York, New York City Transitional Finance
           Authority, Series A...........................  Aa2/AA+  5.000   8/15/05      544,890
   455,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue.....................  Aaa/AAA  5.750   6/15/08      528,938
   455,000 New York State Housing Finance Agency, State
           University Construction, ETM..................  Aaa/AAA  6.500   11/01/06     500,268
 1,000,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series A.............................  Aa3/AA-  5.250   1/01/16    1,092,120
   500,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series B.............................  Aa3/AAA  5.500   1/01/07      565,720
 1,000,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series Y.............................  Aa3/AAA  6.000   1/01/12    1,180,610
                                                                                     -----------
                                                                                       8,529,816
                                                                                     -----------
           Special Tax--12.0%
 2,000,000 Municipal Assistance Corp. for New York City,
           Series E......................................  Aa1/AA+  6.000   7/01/05    2,210,140
 2,000,000 New York, New York City Transitional Finance
           Authority, Series A...........................  Aa2/AA+  5.500   11/15/17   2,228,780
   300,000 New York, New York City Transitional Finance
           Authority, Series B...........................  Aa2/AA+  5.000   11/15/10     326,634
 1,000,000 New York, New York City Transitional Finance
           Authority, Series C...........................  Aa2/AA+  5.375   2/01/13    1,119,490
 1,000,000 New York, New York City Transitional Finance
           Authority, Series C...........................  Aa2/AA+  5.375   2/15/14    1,119,430
 1,000,000 New York, New York City, Transitional Finance
           Authority, Series 3-A.........................  Aa2/AA+  2.000   11/01/05   1,007,230
 1,000,000 New York State Local Government Assistance
           Corp., Series C...............................  A1/AA-   6.000   4/01/08    1,159,840
   500,000 New York State Local Government Assistance
           Corp., Series E...............................  A1/AA-   4.800   4/01/05      535,440

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2002

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  600,000 New York State Urban Development Corp.
           Personal Income Tax Facility, Series A.......   NR/AA   5.375%  3/15/17  $   659,580
                                                                                    -----------
                                                                                     10,366,564
                                                                                    -----------
           State Appropriation--19.2%
   250,000 New York State Dormitory Authority, Albany
           County.......................................  A3/AA-   5.500   4/01/08      282,968
 1,000,000 New York State Dormitory Authority, City
           University Construction, Series A............  A3/AA-   5.700   7/01/05    1,095,950
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC
           Insured+.....................................  Aaa/AAA  5.750   7/01/18    2,773,563
   500,000 New York State Dormitory Authority, Mental
           Health Services Facilities, Series D.........  NR/AA-   5.000   8/15/10      547,850
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A....   A1/A+   5.500   7/01/10      569,530
   250,000 New York State Dormitory Authority, State
           University Educational Facilities............  A3/AA-   5.500   5/15/09      281,263
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+.....................................  Aaa/AAA  5.000   5/15/15    1,058,440
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+.....................................  Aaa/AAA  5.875   5/15/11    1,763,445
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A..  Aaa/AAA  5.250   5/15/15      563,110
   300,000 New York State Dormitory Authority, State
           University Educational Facilities, Series B..  A3/AA-   5.200   5/15/03      304,380
 1,945,000 New York State Medical Care Facilities, Adult
           Day Care Program, Series A...................  Aa1/NR   6.375   11/15/20   2,097,156
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund.........................................  A3/AA-   5.625   4/01/07      840,045

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2002

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date      Value
----------                                                  -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund............................................  A3/AA-   6.000%  4/01/07  $   573,165
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+...................  Aaa/AAA  5.000   4/01/10      554,785
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B..................................  Aaa/AAA  5.250   4/01/16    1,089,150
 1,000,000 New York State Urban Development Corp...........  A3/AA-   5.900   1/01/07    1,022,560
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A........................................  A3/AA-   5.000   1/01/12      532,775
   500,000 New York State Urban Development Corp.,
           Correctional Facilities, AMBAC Insured+.........  Aaa/AAA  5.625   1/01/07      510,000
                                                                                       -----------
                                                                                        16,460,135
                                                                                       -----------
           Transportation--8.8%
 2,400,000 Niagara, New York, Frontier Airport Authority,
           Greater Buffalo International Airport, Series A,
           AMBAC Insured+..................................  Aaa/AAA  6.125   4/01/14    2,560,584
   500,000 Port Authority of New York & New Jersey.........  A1/AA-   4.750   10/01/08     551,065
 1,000,000 Port Authority of New York & New Jersey.........  A1/AA-   4.900   11/15/06   1,038,270
 1,000,000 Port Authority of New York & New Jersey.........  Aaa/AAA  5.000   11/01/18   1,067,160
   350,000 Port Authority of New York & New Jersey.........  A1/AA-   5.100   11/15/08     364,574
 1,000,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series A...............................  Aa3/AA-  5.125   1/01/18    1,138,920
   775,000 Triborough Bridge & Tunnel Authority, General
           Purpose, Series B...............................  Aa3/AA-  5.250   11/15/17     847,385
                                                                                       -----------
                                                                                         7,567,958
                                                                                       -----------
           Utilities--7.1%
 1,000,000 Long Island Power Authority, New York Electric
           System Revenue, Series A........................  Aaa/AAA  5.500   12/01/10   1,152,300

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2002

                                                          Moody's
Principal                                                   /S&P   Interest   Maturity
 Amount                                                   Ratings*   Rate       Date      Value
----------                                                -------- --------   -------- -----------
$  150,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue.....................  Aaa/AAA  7.000%    6/15/12  $   152,195
    15,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue, Series B...........  Aa2/AA-  7.500     3/15/11       15,077
    15,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue, Series C...........  Aa2/A+   7.200     3/15/11       15,074
    45,000 New York State Environmental Facilities Corp.,
           Pollution Control Revenue, Unrefunded
           Balance.......................................  Aaa/AAA  5.750     6/15/08       52,002
 1,000,000 New York State Environmental Facilities Corp.,
           Series B......................................  Aaa/AAA  5.250     6/15/17    1,095,940
   775,000 New York State Environmental Facilities Corp.,
           Series B......................................  Aaa/AAA  5.250     6/15/19      836,690
   500,000 New York State Environmental Facilities Corp.,
           Series C......................................  Aaa/AAA  5.250     6/15/12      555,135
   500,000 New York State Power Authority................  Aa2/AA-  2.900     3/01/20      505,560
   300,000 New York State Power Authority, Series A......  Aa2/AA-  5.000     2/15/03      301,404
   750,000 New York State Power Authority, Series A......  Aa2/AA-  5.500     11/15/10     825,870
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+.............  Aaa/AAA  5.100     6/01/07      557,975
                                                                                       -----------
                                                                                         6,065,222
                                                                                       -----------
           Total Municipal Bonds
           (Cost $78,621,665)............................                               83,466,532
                                                                                       -----------
Number of
 Shares
----------
           Tax-Exempt Money Market Fund--1.4%
 1,195,112 Dreyfus Municipal Money Market Fund,
           (Cost $1,195,112).............................   NR/NR    1.33%(a)            1,195,112
                                                                                       -----------
           Total Investments
           (Cost $79,816,777)(b)--98.7%..................                               84,661,644
           Other assets less liabilities--1.3%...........                                1,088,853
                                                                                       -----------
           Net Assets--100.0%............................                              $85,750,497
                                                                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund


         Schedule of Investments (Continued)

         December 31, 2002

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at December 31, 2002 for Floating Rates Notes.
(a)   Represents annualized 7 day yield at December 31, 2002.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $4,853,911 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $4,867,615 and aggregate gross unrealized depreciation of $13,704.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2002

          Assets:
            Investments at market value,
             (Cost $79,816,777)......................... $ 84,661,644
            Receivables:
             Interest...................................    1,249,580
            Other assets................................       10,612
                                                         ------------
             Total Assets...............................   85,921,836
                                                         ------------
          Liabilities:
            Payables:
             Dividends..................................       71,363
             Services provided by The Bank of New
              York and Administrator....................       59,816
             Capital stock repurchased..................        1,700
            Accrued expenses and other liabilities......       38,460
                                                         ------------
             Total Liabilities..........................      171,339
                                                         ------------
          Net Assets:................................... $ 85,750,497
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $      7,782
            Capital surplus.............................   80,876,027
            Undistributed net investment income.........        9,044
            Accumulated net realized gain on
             investments................................       12,777
            Net unrealized appreciation on
             investments................................    4,844,867
                                                         ------------
          Net Assets.................................... $ 85,750,497
                                                         ------------
          Institutional Shares:
            Net assets.................................. $ 55,992,309
                                                         ------------
            Shares outstanding..........................    5,081,478
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.02
                                                         ------------
          Investor Shares:
            Net assets.................................. $ 29,758,188
                                                         ------------
            Shares outstanding..........................    2,700,232
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      11.02
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

            Investment Income:
              Interest.................................. $3,299,399
                                                         ----------
            Expenses:
              Advisory..................................    377,874
              Administration............................    151,150
              Accounting services.......................     66,001
              12b-1 fee--Investor Shares................     64,693
              Transfer agent............................     53,160
              Custodian.................................     19,712
              Registration and filings..................     18,050
              Directors.................................     12,509
              Audit.....................................      9,079
              Legal.....................................      2,815
              Reports to shareholders...................      1,975
              Cash management...........................      1,112
              Other.....................................     22,563
                                                         ----------
               Total Expenses...........................    800,693
              Fees waived by The Bank of New York
               (Note 3).................................   (138,722)
              Earnings credit adjustment (Note 3).......       (237)
                                                         ----------
               Net Expenses.............................    661,734
                                                         ----------
               Net Investment Income....................  2,637,665
                                                         ----------
            Realized and Unrealized Gain on
             Investments:
              Net realized gain on investments..........    483,304
              Increase in unrealized appreciation on
               investments during the year..............  3,744,804
                                                         ----------
              Net realized and unrealized gain on
               investments..............................  4,228,108
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $6,865,773
                                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets


                                                                                    Year Ended        Year Ended
                                                                                 December 31, 2002 December 31, 2001
                                                                                 ----------------- -----------------
Operations:
  Net investment income.........................................................   $  2,637,665       $ 1,784,577
  Net realized gain on investments..............................................        483,304           339,367
  Increase (decrease) in unrealized appreciation on investments during the year.      3,744,804           (36,070)
                                                                                   ------------       -----------
   Net increase in net assets resulting from operations.........................      6,865,773         2,087,874
                                                                                   ------------       -----------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares....................     (1,828,450)       (1,505,608)
                         Investor Shares........................................       (897,257)         (264,276)
  Distributions from capital gains: Institutional Shares........................       (199,614)         (334,701)
                     Investor Shares............................................       (108,112)          (53,884)
                                                                                   ------------       -----------
                                                                                     (3,033,433)       (2,158,469)
                                                                                   ------------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares........................     20,755,728        17,010,905
                      Investor Shares...........................................     25,321,915           886,240
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares............................        533,762           679,875
                    Investor Shares.............................................        725,062           255,734
  Value of capital stock repurchased: Institutional Shares......................    (12,333,209)       (6,643,519)
                       Investor Shares..........................................     (4,347,806)       (2,078,976)
                                                                                   ------------       -----------
  Net increase in net assets resulting from capital stock transactions..........     30,655,452        10,110,259
                                                                                   ------------       -----------
   Increase in Net Assets.......................................................     34,487,792        10,039,664
Net Assets:
  Beginning of year.............................................................     51,262,705        41,223,041
                                                                                   ------------       -----------
  End of year (includes undistributed net investment income of $9,044 at
   December 31, 2002 and $6,041 at December 31, 2001)...........................   $ 85,750,497       $51,262,705
                                                                                   ------------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.............................................      1,982,889         1,592,341
        Investor Shares.........................................................      2,363,362            82,652
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares......................................         49,173            63,936
             Investor Shares....................................................         66,896            23,950
  Shares repurchased: Institutional Shares......................................     (1,135,014)         (620,600)
             Investor Shares....................................................       (402,479)         (194,675)
                                                                                   ------------       -----------
   Net increase.................................................................      2,924,827           947,604
  Shares outstanding, beginning of year.........................................      4,856,883         3,909,279
                                                                                   ------------       -----------
  Shares outstanding, end of year...............................................      7,781,710         4,856,883
                                                                                   ------------       -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                                   Institutional Shares
                                                       --------------------------------------------
                                                                  Year Ended December 31,
                                                       --------------------------------------------
                                                         2002   2001/(a)/   2000     1999      1998
                                                       -------  --------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 10.55  $ 10.54   $ 10.10  $ 10.65   $ 10.52
                                                       -------  -------   -------  -------   -------
Gain (loss) from investment operations
Net investment income.................................    0.39     0.41      0.41     0.41      0.41
Net realized and unrealized gain (loss) on investments    0.52     0.09      0.44    (0.55)     0.14
                                                       -------  -------   -------  -------   -------
 Total from investment operations.....................    0.91     0.50      0.85    (0.14)     0.55
                                                       -------  -------   -------  -------   -------
Dividends and distributions
Dividends from net investment income..................   (0.40)   (0.41)    (0.41)   (0.41)    (0.41)
Distributions from capital gains......................   (0.04)   (0.08)       --       --     (0.01)
                                                       -------  -------   -------  -------   -------
 Total dividends and distributions....................   (0.44)   (0.49)    (0.41)   (0.41)    (0.42)
                                                       -------  -------   -------  -------   -------
Net asset value at end of year........................ $ 11.02  $ 10.55   $ 10.54  $ 10.10   $ 10.65
                                                       -------  -------   -------  -------   -------
TOTAL RETURN:.........................................    8.79%    4.77%     8.66%   (1.35)%    5.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $55,992  $44,164   $33,202  $31,446   $31,519
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    0.79%    0.79%     0.79%    0.82%     0.90%
 Expenses, prior to waiver from The Bank of New York..    0.97%    1.10%     1.06%    1.07%     1.07%
 Net investment income, net of waiver from The Bank of
   New York...........................................    3.58%    3.83%     4.05%    3.93%     3.85%
Portfolio turnover rate...............................      13%      17%       16%      32%       24%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                     Investor Shares
                                                       ------------------------------------------
                                                                 Year Ended December 31,
                                                       ------------------------------------------
                                                         2002   2001/(a)/  2000     1999     1998
                                                       -------  --------  ------  ------   -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 10.56   $10.55   $10.10  $10.65   $ 10.52
                                                       -------   ------   ------  ------   -------
Gain (loss) from investment operations
Net investment income.................................    0.36     0.38     0.39    0.38      0.38
Net realized and unrealized gain (loss) on investments    0.51     0.09     0.45   (0.55)     0.14
                                                       -------   ------   ------  ------   -------
 Total from investment operations.....................    0.87     0.47     0.84   (0.17)     0.52
                                                       -------   ------   ------  ------   -------
Dividends and distributions
Dividends from net investment income..................   (0.37)   (0.38)   (0.39)  (0.38)    (0.38)
Distributions from capital gains......................   (0.04)   (0.08)      --      --     (0.01)
                                                       -------   ------   ------  ------   -------
 Total dividends and distributions....................   (0.41)   (0.46)   (0.39)  (0.38)    (0.39)
                                                       -------   ------   ------  ------   -------
Net asset value at end of year........................ $ 11.02   $10.56   $10.55  $10.10   $ 10.65
                                                       -------   ------   ------  ------   -------
TOTAL RETURN:.........................................    8.42%    4.51%    8.49%  (1.60)%    5.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $29,758   $7,099   $8,021  $8,032   $11,580
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    1.04%    1.04%    1.03%   1.07%     1.15%
 Expenses, prior to waiver from The Bank of New York..    1.22%    1.34%    1.31%   1.30%     1.32%
 Net investment income, net of waiver from The Bank of
   New York...........................................    3.33%    3.59%    3.81%   3.65%     3.61%
Portfolio turnover rate...............................      13%      17%      16%     32%       24%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2002

 Principal
  Amount                             Value
-----------                       ------------
            United States Government
            Agencies & Obligations--58.8%
            Federal Home Loan Bank--8.2%
$10,900,000 0.75%, 1/02/03+...... $ 10,900,000
                                  ------------
            Federal Home Loan Mortgage Corp.--6.0%
  5,900,000 5.75%, 4/15/08.......    6,622,561
     30,000 6.75%, 9/15/29.......       35,527
  1,116,000 6.25%, 7/15/32.......    1,264,234
                                  ------------
                                     7,922,322
                                  ------------
            Federal National Mortgage
            Association--11.8%
  7,000,000 5.50%, 2/15/06.......    7,655,263
  3,400,000 6.00%, 5/15/11.......    3,843,234
  2,275,000 6.25%, 5/15/29.......    2,530,303
  1,300,000 6.625%, 11/15/30.....    1,525,105
                                  ------------
                                    15,553,905
                                  ------------
            Tennessee Valley Authority--0.5%
    650,000 6.15%, 1/15/38.......      718,804
                                  ------------
            United States Treasury Bonds--6.3%
  2,500,000 7.25%, 5/15/16.......    3,201,173
  4,300,000 6.125%, 11/15/27.....    5,024,111
    100,000 5.25%, 2/15/29.......      104,496
                                  ------------
                                     8,329,780
                                  ------------
            United States Treasury Notes--26.0%
  1,150,000 5.75%, 8/15/03.......    1,182,120
  3,250,000 5.75%, 11/15/05......    3,592,648
  3,350,000 6.875%, 5/15/06......    3,854,332
  3,425,000 6.25%, 2/15/07.......    3,929,520
  7,975,000 6.625%, 5/15/07......    9,308,946
  9,200,000 5.75%, 8/15/10.......   10,577,847

 Principal
  Amount                              Value
-----------                        ------------
            United States Government
            Agencies & Obligations
            (Continued)
$ 1,800,000 5.00%, 8/15/11........ $  1,973,812
                                   ------------
                                     34,419,225
                                   ------------
            Total United States Government
            Agencies & Obligations
            (Cost $72,371,982)....   77,844,036
                                   ------------
            Collateralized Mortgage
            Obligations--24.7%
            Federal Home Loan Mortgage Corp.--9.5%
    275,000 Series 1176-H
            8.00%, 12/15/06.......      295,360
    282,748 Series 1407-PK
            7.00%, 8/15/21........      282,983
    976,013 Series 1494-PJ
            6.85%, 1/15/22........      987,164
    169,000 Series 1574-I
            6.50%, 8/15/22........      178,381
  2,387,883 Series 1617-C
            6.50%, 2/15/23........    2,413,748
    925,000 Series 1627-PJ
            6.00%, 3/15/23........      998,357
    325,000 Series 1588-QD
            6.50%, 9/15/23........      340,058
    589,703 Series 1588-TC
            6.50%, 9/15/23........      597,489
  1,740,000 Series 1602-H
            6.50%, 10/15/23.......    1,811,047
  2,911,000 Series 1608-O
            6.50%, 11/15/23.......    3,016,917
  1,099,790 Series 1621-M
            6.50%, 11/15/23.......    1,115,003

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2002

 Principal
  Amount                         Value
-----------                   ------------
            Collateralized Mortgage
            Obligations
            (Continued)
$   380,000 Series 1633-C
            6.50%, 12/15/23.. $    387,480
     90,000 Series 2123-PE
            6.00%, 12/15/27..       94,714
                              ------------
                                12,518,701
                              ------------
            Federal National Mortgage
            Association--14.6%
  1,041,969 Series 1988-15A
            9.00%, 6/25/18...    1,167,050
  2,945,961 Series 1993-104ZA
            6.50%, 11/25/21..    2,989,494
    101,875 Series G93-34PH
            6.35%, 2/25/22...      103,037
  1,135,000 Series 1992-136PK
            6.00%, 8/25/22...    1,186,397
  1,600,000 Series 1993-96PJ
            7.00%, 8/25/22...    1,669,162
     19,583 Series 1992-172M
            7.00%, 9/25/22...       21,029
    209,000 Series 1993-204C
            6.20%, 2/25/23...      217,067
  1,228,000 Series 1993-149M
            7.00%, 8/25/23...    1,329,849
  3,670,000 Series 1993-178PK
            6.50%, 9/25/23...    3,933,240
  1,032,505 Series 1996-4ZB
            6.50%, 9/25/23...    1,041,426
  1,538,052 Series 1993-203B
            6.50%, 10/25/23..    1,548,476
  1,136,000 Series 1993-203PL
            6.50%, 10/25/23..    1,227,823

 Principal
  Amount                              Value
-----------                        ------------
            Collateralized Mortgage
            Obligations
            (Continued)
$    77,122 Series 1993-253H PO
            0.00%, 11/25/23....... $     70,227
  1,508,000 Series 1993-225UB
            6.50%, 12/25/23.......    1,611,656
  1,137,179 Series 1993-255E
            7.10%, 12/25/23.......    1,194,054
                                   ------------
                                     19,309,987
                                   ------------
            Government National Mortgage
            Association--0.6%
    800,000 Series 1999-13PC
            6.00%, 3/20/28........      845,651
                                   ------------
            Total Collateralized Mortgage
            Obligations
            (Cost $31,093,907)....   32,674,339
                                   ------------
            Mortgage-Backed
            Securities--14.0%
            Federal Home Loan Mortgage Corp.--5.4%
      4,631 Pool #251836
            8.50%, 5/01/04........        4,637
     35,553 Pool #182217
            8.00%, 12/01/04.......       36,726
      9,730 Pool #502185
            8.50%, 7/01/05........       10,090
    180,609 Gold Pool #M70034
            7.50%, 6/01/08........      192,403
    165,504 Gold Pool #E00227
            6.00%, 7/01/08........      175,107
    626,582 Gold Pool #E49415
            6.50%, 7/01/08........      665,717
     23,926 Pool #184275
            8.25%, 9/01/08........       25,586

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2002

 Principal
  Amount                         Value
-----------                   ------------
            Mortgage-Backed
            Securities (Continued)
$     5,834 Pool #160062
            9.50%, 10/01/08.. $      6,325
      6,688 Pool #160065
            9.50%, 11/01/08..        7,250
      6,871 Pool #160066
            9.75%, 11/01/08..        7,599
     80,944 Pool #185743
            8.50%, 12/01/08..       81,967
     95,141 Pool #251974
            8.50%, 4/01/09...      101,535
    152,840 Pool #185964
            8.50%, 2/01/10...      161,834
     96,383 Gold Pool #E20201
            7.50%, 10/01/10..      102,838
    552,155 Gold Pool #G10439
            6.50%, 1/01/11...      586,223
     96,810 Gold Pool #E00417
            7.00%, 2/01/11...      103,186
    237,582 Gold Pool #E00461
            7.50%, 12/01/11..      253,501
     57,191 Pool #555045
            8.00%, 5/01/19...       59,879
    162,546 Gold Pool #A01217
            8.50%, 4/01/20...      177,049
    196,370 Gold Pool #D24970
            8.00%, 3/01/22...      213,336
    160,534 Gold Pool #D36389
            8.00%, 1/01/23...      174,539
    666,335 Pool #334595
            7.50%, 11/01/23..      715,444
    123,320 Gold Pool #C00664
            7.50%, 9/01/28...      131,393

 Principal
  Amount                                 Value
-----------                           ------------
            Mortgage-Backed
            Securities (Continued)
$ 3,000,000 Gold Pool TBA
            6.50%, 1/01/30........... $  3,123,750
                                      ------------
                                         7,117,914
                                      ------------
            Federal National Mortgage
            Association--4.5%
      1,687 Pool #168430
            7.00%, 7/01/03...........        1,774
    174,189 Pool #195152
            7.00%, 1/01/08...........      185,221
    106,234 Pool #81860
            8.00%, 4/01/09...........      112,447
    159,942 Pool #278437
            7.50%, 5/01/09...........      170,728
    274,804 Pool #535630
            6.00%, 12/01/10..........      290,278
    538,417 Pool #482513
            5.50%, 1/01/14...........      563,631
     76,372 Pool #6222
            9.00%, 4/01/16...........       83,252
    113,525 Pool #124118
            9.00%, 3/01/22...........      126,585
     99,536 Pool #159860
            7.50%, 6/01/22...........      106,914
     32,947 Pool #64195
            8.23%, 11/01/24..........       35,254
    110,752 Pool #320514
            6.50%, 9/01/25...........      115,912
  1,232,975 Pool #335054
            6.00%, 1/01/26...........    1,291,754
    272,062 Pool #446431
            8.50%, 10/01/26..........      296,492

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2002

 Principal
  Amount                       Value
-----------                 ------------
            Mortgage-Backed
            Securities (Continued)
$   370,214 Pool #251498
            6.50%, 2/01/28. $    386,580
    169,701 Pool #441759
            6.00%, 9/01/28.      175,723
    320,668 Pool #252570
            6.50%, 7/01/29.      334,038
    370,022 Pool #535182
            8.00%, 10/01/29      400,150
     48,114 Pool #420171
            5.75%, 2/01/30.       49,976
    881,601 Pool #615519
            6.00%, 11/01/31      912,640
    292,530 Pool #645256
            6.50%, 7/01/32.      304,722
                            ------------
                               5,944,071
                            ------------
            Government National Mortgage
            Association--4.1%
      4,486 Pool #6400
            8.00%, 6/15/05.        4,841
     11,606 Pool #7774
            8.00%, 9/15/05.       12,523
      9,297 Pool #7038
            8.00%, 10/15/05       10,031
     11,046 Pool #11310
            8.00%, 11/15/05       11,918
      8,291 Pool #10459
            8.00%, 8/15/06.        8,946
     17,305 Pool #10419
            8.00%, 9/15/06.       18,671
     11,891 Pool #12590
            8.00%, 9/15/06.       12,830

Principal
 Amount                       Value
----------                 ------------
           Mortgage-Backed
           Securities (Continued)
$   25,724 Pool #14295
           8.00%, 1/15/07. $     27,755
   180,350 Pool #2815
           6.00%, 9/20/14.      190,334
   398,284 Pool #3005
           7.50%, 11/20/15      428,184
   415,425 Pool #3018
           7.50%, 12/20/15      446,708
 1,014,259 Pool #569502
           5.00%, 1/15/17.    1,049,440
    19,433 Pool #204365
           9.00%, 3/15/17.       21,624
   109,157 Pool #176549
           7.50%, 3/20/17.      117,026
   129,700 Pool #247223
           9.00%, 4/15/18.      144,349
    14,605 Pool #177793
           9.50%, 5/15/19.       16,436
     1,854 Pool #256032
           8.50%, 10/15/19        2,047
     2,725 Pool #284645
           8.50%, 2/15/20.        3,007
    12,473 Pool #319650
           7.00%, 11/15/22       13,324
   167,539 Pool #356770
           7.50%, 4/15/23.      180,148
    23,208 Pool #350532
           6.50%, 6/15/23.       24,550
   736,318 Pool #351405
           6.50%, 1/15/24.      778,893
    67,489 Pool #359470
           7.00%, 1/15/24.       72,011

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2002

 Principal
  Amount                             Value
-----------                       ------------
            Mortgage-Backed
            Securities (Continued)
$   120,164 Pool #376445
            6.50%, 4/15/24....... $    127,112
     41,414 Pool #386348
            7.50%, 6/15/24.......       44,450
    675,593 Pool #780035
            6.50%, 7/15/24.......      714,658
     80,019 Pool #407323
            8.25%, 4/15/25.......       86,344
    381,909 Pool #780459
            7.00%, 11/15/26......      406,556
    193,054 Pool #464704
            8.00%, 7/15/28.......      209,158
    231,694 Pool #564751
            6.00%, 8/15/31.......      241,538
                                  ------------
                                     5,425,412
                                  ------------
            Total Mortgage-Backed
            Securities
            (Cost $17,925,307)...   18,487,397
                                  ------------

 Number
of Shares                                    Value
---------                                -------------
          Money Market Fund--4.7%
6,164,704 ACM Institutional Reserves
          (Government Portfolio),
          1.18%(a)
          (Cost $6,164,704)............. $   6,164,704
                                         -------------
          Total Investments
          (Cost $127,555,900)(b)--
          102.2%........................   135,170,476
          Liabilities in excess of other
          assets--(2.2%)................    (2,918,769)
                                         -------------
          Net Assets--100.0%............  $132,251,707
                                         -------------

PO Principal Only.
(a)Represents annualized 7 day yield at December 31, 2002.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $6,777,724 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $6,810,325 and aggregated gross unrealized depreciation of $32,601.
+  Coupon rate's discounted rate at time of purchase.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         December 31, 2002

           Assets:
             Investments at market value,
              (Cost $127,555,900)..................... $135,170,476
             Cash.....................................          341
             Receivables:
              Interest................................    1,113,023
              Capital stock sold......................      100,000
              Investments sold........................       42,806
             Other assets.............................       11,435
                                                       ------------
              Total Assets............................  136,438,081
                                                       ------------
           Liabilities:
             Payables:
              Investment purchased....................    3,736,516
              Capital stock repurchased...............      186,277
              Dividends...............................      137,040
              Services provided by The Bank of New
               York and Administrator.................       95,875
             Accrued expenses and other liabilities...       30,666
                                                       ------------
              Total Liabilities.......................    4,186,374
                                                       ------------
           Net Assets:................................ $132,251,707
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $     12,580
             Capital surplus..........................  126,903,012
             Undistributed net investment loss........     (944,166)
             Accumulated net realized loss on
              investments.............................   (1,334,295)
             Net unrealized appreciation on
              investments.............................    7,614,576
                                                       ------------
           Net Assets................................. $132,251,707
                                                       ------------
           Institutional Shares:
             Net assets............................... $116,055,788
                                                       ------------
             Shares outstanding.......................   11,038,680
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.51
                                                       ------------
           Investor Shares:
             Net assets............................... $ 16,195,919
                                                       ------------
             Shares outstanding.......................    1,541,646
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.51
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

           Investment Income:
             Interest.................................. $ 6,104,945
                                                        -----------
           Expenses:
             Advisory..................................     582,933
             Administration............................     233,170
             Accounting services.......................      62,505
             Transfer agent............................      50,302
             12b-1 fee--Investor Shares................      37,134
             Custodian.................................      36,286
             Registration and filings..................      17,854
             Directors.................................      12,522
             Audit.....................................       9,948
             Legal.....................................       5,132
             Cash management...........................       2,488
             Reports to shareholders...................       2,062
             Insurance.................................         920
             Other.....................................      21,980
                                                        -----------
              Total Expenses...........................   1,075,236
             Fees waived by The Bank of New York
              (Note 3).................................    (116,146)
             Earnings credit adjustment (Note 3).......        (960)
                                                        -----------
              Net Expenses.............................     958,130
                                                        -----------
              Net Investment Income....................   5,146,815
                                                        -----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments..........     260,790
             Increase in unrealized appreciation on
              investments during the year..............   6,181,013
                                                        -----------
             Net realized and unrealized gain on
              investments..............................   6,441,803
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $11,588,618
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                                                        Year Ended
                                                                                                       December 31,
                                                                                                --------------------------
                                                                                                    2002          2001
                                                                                                ------------  ------------
Operations:
  Net investment income........................................................................ $  5,146,815  $  4,791,933
  Net realized gain on investments.............................................................      260,790     1,017,806
  Increase in unrealized appreciation on investments during the year...........................    6,181,013       474,083
                                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................................   11,588,618     6,283,822
                                                                                                ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...................................     (676,504)   (4,317,833)
                          Investor Shares......................................................   (4,888,267)     (663,380)
                                                                                                ------------  ------------
                                                                                                  (5,564,771)   (4,981,213)
                                                                                                ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.......................................   80,926,309    67,635,112
                      Investor Shares..........................................................    4,551,174    15,209,300
  Proceeds from shares issued on reinvestment
   of dividends: Institutional Shares..........................................................    2,611,858     2,440,515
           Investor Shares.....................................................................      602,834       594,261
  Value of capital stock repurchased: Institutional Shares.....................................  (58,881,121)  (60,554,181)
                       Investors Shares........................................................   (3,021,170)  (14,891,307)
                                                                                                ------------  ------------
  Net increase in net assets resulting from capital stock transactions.........................   26,789,884    10,433,700
                                                                                                ------------  ------------
   Increase in Net Assets......................................................................   32,813,731    11,736,309
Net Assets:
  Beginning of year............................................................................   99,437,976    87,701,667
                                                                                                ------------  ------------
  End of year (includes undistributed net investment loss of $944,166 at December 31, 2002 and
   $524,354 at December 31, 2001).............................................................. $132,251,707  $ 99,437,976
                                                                                                ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares............................................................    7,971,674     6,641,867
         Investor Shares.......................................................................      448,776     1,506,719
  Shares issued on reinvestment of dividends: Institutional Shares.............................      255,471       244,227
                            Investor Shares....................................................       58,990        59,509
  Shares repurchased: Institutional Shares.....................................................   (5,815,354)   (5,926,393)
              Investor Shares..................................................................     (296,268)   (1,471,785)
                                                                                                ------------  ------------
   Net increase................................................................................    2,623,289     1,054,144
  Shares outstanding, beginning of year........................................................    9,957,037     8,902,893
                                                                                                ------------  ------------
  Shares outstanding, end of year..............................................................   12,580,326     9,957,037
                                                                                                ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                    Institutional Shares
                                                       ---------------------------------------------
                                                                  Year Ended December 31,
                                                       ---------------------------------------------
                                                         2002    2001/(a)/   2000     1999      1998
                                                       --------  --------  -------  -------   -------
PER SHARE DATA:                                               .
Net asset value at beginning of year.................. $   9.99  $  9.85   $  9.41  $ 10.04   $  9.88
                                                       --------  -------   -------  -------   -------
Gain (loss) from investment operations
Net investment income.................................     0.46     0.51      0.56     0.56      0.56
Net realized and unrealized gain (loss) on investments     0.55     0.17      0.44    (0.64)     0.16
                                                       --------  -------   -------  -------   -------
 Total from investment operations.....................     1.01     0.68      1.00    (0.08)     0.72
                                                       --------  -------   -------  -------   -------
Dividends
Dividends from net investment income..................    (0.49)   (0.54)    (0.56)   (0.55)    (0.56)
                                                       --------  -------   -------  -------   -------
Net asset value at end of year........................ $  10.51  $  9.99   $  9.85  $  9.41   $ 10.04
                                                       --------  -------   -------  -------   -------
TOTAL RETURN:.........................................    10.39%    6.99%    11.03%   (0.73)%    7.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $116,056  $86,160   $75,533  $68,762   $64,944
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York...............................................     0.79%    0.79%     0.79%    0.82%     0.90%
 Expenses, prior to waiver from The Bank of New
   York...............................................     0.89%    0.93%     0.94%    0.92%     0.96%
 Net investment income, net of waiver from The Bank
   of New York........................................     4.45%    5.15%     5.92%    5.76%     5.63%
Portfolio turnover rate...............................       41%      44%       10%      16%       61%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                               Investor Shares
                                                --------------------------------------------
                                                           Year Ended December 31,
                                                --------------------------------------------
                                                  2002   2001/(a)/   2000     1999      1998
                                                -------  --------  -------  -------   -------
PER SHARE DATA:
Net asset value at beginning of year........... $  9.98  $  9.85   $  9.41  $ 10.04   $  9.87
                                                -------  -------   -------  -------   -------
Gain (loss) from investment operations.........
Net investment income..........................    0.43     0.49      0.53     0.53      0.54
Net realized and unrealized gain (loss) on
  investments..................................    0.57     0.15      0.45    (0.63)     0.17
                                                -------  -------   -------  -------   -------
 Total from investment operations..............    1.00     0.64      0.98    (0.10)     0.71
                                                -------  -------   -------  -------   -------
Dividends
Dividends from net investment income...........   (0.47)   (0.51)    (0.54)   (0.53)    (0.54)
                                                -------  -------   -------  -------   -------
Net asset value at end of year................. $ 10.51  $  9.98   $  9.85  $  9.41   $ 10.04
                                                -------  -------   -------  -------   -------
TOTAL RETURN:..................................   10.22%    6.62%    10.76%   (0.98)%    7.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...... $16,196  $13,278   $12,168  $12,507   $12,525
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York........................................    1.04%    1.04%     1.04%    1.07%     1.15%
 Expenses, prior to waiver from The Bank of New
   York........................................    1.14%    1.18%     1.18%    1.20%     1.26%
 Net investment income, net of waiver from The
   Bank of New York............................    4.20%    4.89%     5.67%    5.50%     5.38%
Portfolio turnover rate........................      41%      44%       10%      16%       61%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         December 31, 2002

 Principal
  Amount                              Value
-----------                        ------------
            Mortgage-Backed
            Securities--39.3%
            Federal Home Loan Mortgage Corp.--33.5%
$       586 Pool #180686
            6.00%, 8/01/03........ $        590
     57,982 Pool #160074
            10.00%, 4/01/09.......       64,842
    296,633 Pool #180006
            9.25%, 8/01/11........      325,215
  1,350,986 Gold Pool #E00678
            6.50%, 6/01/14........    1,425,834
  3,335,000 Gold Pool TBA
            5.00%, 2/01/17........    3,401,700
     33,658 Gold Pool #G00800
            7.00%, 11/01/26.......       35,589
  1,475,960 Gold Pool #G00767
            7.50%, 8/01/27........    1,577,687
  3,359,224 Gold Pool #C25580
            6.00%, 4/01/29........    3,484,682
    925,807 Gold Pool #C29166
            7.00%, 7/01/29........      973,079
  2,002,079 Gold Pool #C00896
            7.50%, 12/01/29.......    2,130,981
  1,001,970 Gold Pool #G01131
            7.50%, 9/01/30........    1,065,894
  1,984,161 Gold Pool #C01095
            7.00%, 11/01/30.......    2,085,475
    567,075 Gold Pool #C44362
            7.50%, 11/01/30.......      603,044
    355,793 Gold Pool #C46812
            7.50%, 1/01/31........      378,360
     38,759 Gold Pool #C55047
            7.50%, 7/01/31........       41,230
  2,563,311 Gold Pool #C60567
            7.00%, 11/01/31.......    2,694,988

 Principal
  Amount                                Value
-----------                          ------------
            Mortgage-Backed
            Securities (Continued)
$18,120,164 Gold Pool #C62800
            6.00%, 1/01/32.......... $ 18,763,614
  6,737,767 Gold Pool #C01329
            7.00%, 3/01/32..........    7,081,779
 18,014,573 Gold Pool #C66493
            6.00%, 4/01/32..........   18,653,613
  4,548,245 Gold Pool #C01345
            7.00%, 4/01/32..........    4,780,481
  4,097,348 Gold Pool #C01351
            6.50%, 5/01/32..........    4,269,895
  3,119,156 Gold Pool #C69732
            6.00%, 8/01/32..........    3,229,803
 25,577,854 Gold Pool #C01385
            6.50%, 8/01/32..........   26,654,981
  3,552,821 Gold Pool #C70217
            6.50%, 8/01/32..........    3,702,437
 26,817,948 Gold Pool #G01443
            6.50%, 8/01/32..........   27,947,297
  6,138,301 Gold Pool #C01403
            6.00%, 9/01/32..........    6,356,048
  8,224,527 Gold Pool #C01404
            6.50%, 10/01/32.........    8,570,876
 10,976,000 Gold Pool TBA
            5.50%, 1/01/33..........   11,188,661
                                     ------------
                                      161,488,675
                                     ------------
            Federal National Mortgage Association--2.6%
    177,107 Pool #219238
            8.50%, 2/01/09..........      188,872
  2,286,593 Pool #190770
            7.00%, 4/01/09..........    2,431,401
    722,112 Pool #527268
            7.00%, 11/01/14.........      767,598

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

 Principal
  Amount                       Value
-----------                 ------------
            Mortgage-Backed
            Securities (Continued)
$ 3,814,325 Pool #253942
            6.00%, 9/01/16. $  3,992,892
  5,071,153 Pool #647532
            5.50%, 5/01/17.    5,265,170
                            ------------
                              12,645,933
                            ------------
            Government National Mortgage
            Association--3.2%
     40,869 Pool #13416
            8.00%, 9/15/06.       44,096
     25,981 Pool #13688
            8.00%, 11/15/06       28,032
     44,524 Pool #12766
            8.00%, 12/15/06       48,039
     35,241 Pool #16080
            7.50%, 4/15/07.       37,594
    272,277 Pool #21598
            8.00%, 2/15/08.      293,771
     52,849 Pool #27246
            9.00%, 12/15/08       57,252
     25,734 Pool #31570
            9.50%, 6/15/09.       27,893
     16,141 Pool #34366
            9.50%, 9/15/09.       17,496
     16,915 Pool #33765
            9.50%, 10/15/09       18,334
     34,589 Pool #34704
            9.50%, 10/15/09       38,322
    113,849 Pool #171774
            9.00%, 9/15/16.      123,334
     31,830 Pool #199885
            9.50%, 11/15/17       34,501

Principal
 Amount                             Value
----------                       ------------
           Mortgage-Backed
           Securities (Continued)
$   47,740 Pool #251646
           9.50%, 4/15/18....... $     51,745
    16,637 Pool #290313
           9.50%, 5/15/20.......       18,033
   543,222 Pool #319650
           7.00%, 11/15/22......      580,254
   379,177 Pool #349306
           8.00%, 2/15/23.......      414,727
   195,237 Pool #376445
           6.50%, 4/15/24.......      206,526
   448,438 Pool #362262
           7.50%, 4/15/24.......      478,374
   145,846 Pool #384069
           7.50%, 4/15/24.......      155,582
    47,756 Pool #780689
           6.50%, 12/15/27......       50,251
 5,267,398 Pool #464686
           6.50%, 7/15/28.......    5,537,021
   520,694 Pool #511772
           8.00%, 11/15/30......      563,241
   823,514 Pool #485393
           7.00%, 4/15/31.......      873,046
 1,730,888 Pool #550475
           7.00%, 5/15/31.......    1,834,911
 3,972,129 Pool #781336
           6.00%, 10/15/31......    4,140,895
                                 ------------
                                   15,673,270
                                 ------------
           Total Mortgage-Backed
           Securities
           (Cost $184,511,478).. 189,807,878
                                 ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

 Principal
  Amount                               Value
-----------                         ------------
            United States Government
            Agencies & Obligations--
            23.7%
            Federal Home Loan Bank--0.4%
$ 2,000,000 4.625%, 4/15/05........ $  2,121,372
                                    ------------
            Federal Home Loan Mortgage Corp.--3.4%
  7,744,000 4.875%, 3/15/07........    8,367,322
  4,050,000 5.75%, 4/15/08.........    4,545,995
  3,000,000 5.125%, 7/15/12........    3,199,053
                                    ------------
                                      16,112,370
                                    ------------
            Federal National Mortgage
            Association--7.2%
 11,080,000 1.28%, 1/14/03+........   11,074,484
  3,374,000 1.27%, 2/19/03+........    3,368,563
  2,000,000 2.875%, 10/15/05.......    2,039,358
  3,000,000 5.50%, 2/15/06.........    3,280,827
  3,000,000 6.00%, 5/15/11.........    3,391,089
  3,000,000 6.125%, 3/15/12........    3,419,943
  7,500,000 6.25%, 5/15/29.........    8,341,658
                                    ------------
                                      34,915,922
                                    ------------
            Student Loan Marketing Association--0.2%
    994,000 5.375%, 1/15/13........    1,027,135
                                    ------------
            United States Treasury Bonds--7.9%
  9,000,000 7.25%, 5/15/16.........   11,524,221
 11,250,000 7.125%, 2/15/23........   14,490,528
  3,350,000 6.00%, 2/15/26.........    3,839,023
  6,768,000 6.125%, 8/15/29........    7,945,524
                                    ------------
                                      37,799,296
                                    ------------
            United States Treasury Notes--4.6%
  2,745,000 5.75%, 11/15/05........    3,034,405
  2,495,000 4.625%, 5/15/06........    2,690,897
  4,900,282 3.375%, 1/15/07........    5,306,854

 Principal
  Amount                                 Value
-----------                           ------------
            United States Government
            Agencies & Obligations
            (Continued)
$ 2,403,000 3.25%, 8/15/07........... $  2,462,513
  5,010,000 6.00%, 8/15/09...........    5,824,907
  2,400,000 5.00%, 8/15/11...........    2,631,749
    289,000 4.375%, 8/15/12..........      302,084
                                      ------------
                                        22,253,409
                                      ------------
            Total United States Government
            Agencies & Obligations
            (Cost $109,844,943)......  114,229,504
                                      ------------
            Corporate Bonds--23.5%
            Banking and Finance--0.9%
    635,000 Bank of America Corp.
            7.40%, 1/15/11...........      748,008
  3,253,000 Wells Fargo & Co.
            5.125%, 2/15/07..........    3,493,767
                                      ------------
                                         4,241,775
                                      ------------
            Beverages--Brewers--1.1%
  5,000,000 Anheuser-Busch Cos., Inc.
            5.75%, 1/15/11...........    5,281,275
                                      ------------
            Beverages--Food and Tobacco--0.1%
    641,000 Kraft Foods, Inc.
            6.25%, 6/01/12...........      716,812
                                      ------------
            Beverages--Soft Drinks--0.7%
    512,000 Coca-Cola Enterprises
            5.25%, 5/15/07...........      550,476
  2,500,000 Coca-Cola Enterprises
            7.125%, 8/01/17..........    3,007,293
                                      ------------
                                         3,557,769
                                      ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

 Principal
  Amount                                 Value
-----------                           ------------
            Corporate Bonds
            (Continued)
            Building and Building Products--0.2%
$   970,000 Vulcan Materials Co.
            6.40%, 2/01/06........... $  1,072,334
                                      ------------
            Communications, Media and
            Entertainment--2.4%
  2,086,000 Clear Channel
            Communications, Inc.
            7.875%, 6/15/05..........    2,283,790
  2,056,000 Comcast Cable
            Communications, Inc.
            8.875%, 5/01/17..........    2,395,419
  4,787,000 Liberty Media Corp.
            7.875%, 7/15/09..........    5,191,573
  1,590,000 USA Networks, Inc.
            6.75%, 11/15/05..........    1,665,072
                                      ------------
                                        11,535,854
                                      ------------
            Computers--Micro--0.2%
  1,000,000 IBM Corp.
            5.875%, 11/29/32.........      989,501
                                      ------------
            Computers--Software and
            Peripherals--0.0%
  1,643,000 Metromedia Fiber Network,
            Inc.
            10.00%, 12/15/09(a)......       20,538
                                      ------------
            Consumer Goods & Services--0.1%
    650,000 Unilever Capital Corp.
            5.90%, 11/15/32..........      667,737
                                      ------------

 Principal
  Amount                                 Value
-----------                           ------------
            Corporate Bonds
            (Continued)
            Financial Services--10.8%
$   325,000 American General Finance,
            Series H
            5.375%, 10/01/12......... $    332,828
  2,500,000 Ameritech Capital Funding
            Corp.
            6.30%, 10/15/04..........    2,666,635
  3,454,000 Block Financial Corp.
            6.75%, 11/01/04..........    3,691,403
  1,168,000 CIT Group, Inc.
            5.625%, 5/17/04..........    1,201,126
  2,753,000 Citigroup, Inc.
            6.50%, 1/18/11...........    3,088,869
  2,543,000 Ford Motor Credit Co.
            7.375%, 10/28/09.........    2,519,762
  2,000,000 General Electric Capital
            Corp.
            5.375%, 1/15/03..........    2,002,938
  3,000,000 General Electric Capital
            Corp.
            7.875%, 12/01/06.........    3,470,736
    373,000 General Electric Capital
            Corp.
            5.375%, 3/15/07..........      399,647
  3,798,000 General Motors Acceptance
            Corp
            6.75%, 1/15/06...........    3,933,288
  4,470,000 General Motors Acceptance
            Corp.
            6.15%, 4/05/07...........    4,547,786
  5,176,000 Goldman Sachs Group, Inc.
            6.875%, 1/15/11..........    5,777,657

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

 Principal
  Amount                                   Value
-----------                             ------------
            Corporate Bonds
            (Continued)
$ 2,793,000 Lehman Brothers Holdings,
            Inc.
            7.875%, 8/15/10............ $  3,304,678
  1,414,000 Merrill Lynch & Co.
            6.55%, 8/01/04.............    1,505,620
  2,065,000 Merrill Lynch & Co.,
            Series B
            6.15%, 1/26/06.............    2,234,126
    503,000 Merrill Lynch & Co.,
            Series B
            4.00%, 11/15/07............      508,690
  3,204,000 Morgan Stanley Dean Witter
            & Co.
            6.10%, 4/15/06.............    3,490,322
  1,851,000 Morgan Stanley Dean Witter
            & Co.
            6.60%, 4/01/12.............    2,051,495
     16,000 Salomon Smith Barney
            Holdings
            5.875%, 3/15/06............       17,302
    389,000 Verizon Global Funding
            Corp.
            7.25%, 12/01/10............      442,924
  4,183,000 Washington Mutual Financial
            Corp.
            6.25%, 5/15/06.............    4,532,016
                                        ------------
                                          51,719,848
                                        ------------
            Health Care Products and Services--0.7%
  2,540,000 Abbott Laboratories
            5.625%, 7/01/06............    2,776,809
    590,000 Cardinal Health, Inc.
            4.45%, 6/30/05.............      619,295
                                        ------------
                                           3,396,104
                                        ------------

 Principal
  Amount                                    Value
-----------                              ------------
            Corporate Bonds
            (Continued)
            Household and Personal Care
            Products--0.8%
$ 1,658,000 Colgate-Palmolive Co.,
            Series E
            3.98%, 4/29/05.............. $  1,733,393
  2,000,000 The Procter & Gamble Co.
            4.75%, 6/15/07..............    2,144,422
                                         ------------
                                            3,877,815
                                         ------------
            Insurance --0.2%
    866,000 MetLife, Inc.
            6.50%, 12/15/32.............      901,864
                                         ------------
            Oil and Gas--0.5%
  2,007,000 Conoco Funding Co.
            6.35%, 10/15/11.............    2,241,175
                                         ------------
            Pharmaceuticals--0.5%
  2,171,000 Eli Lilly & Co.
            6.57%, 1/01/16..............    2,509,481
                                         ------------
            Retail--Department Stores--1.2%
    736,000 Kohl's Corp.
            6.00%, 1/15/33..............      739,908
  1,373,000 Sears Roebuck Acceptance
            Corp., Series 3
            6.92%, 6/17/04..............    1,397,233
  2,287,000 Target Corp.
            6.35%, 1/15/11..............    2,540,048
    997,000 Wal-Mart Stores
            4.375%, 7/12/07.............    1,051,048
                                         ------------
                                            5,728,237
                                         ------------
            Telecommunications--2.2%
    202,000 AT&T Wireless Services, Inc.
            7.875%, 3/01/11.............      203,010

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

 Principal
  Amount                                    Value
-----------                              ------------
            Corporate Bonds
            (Continued)
$ 1,249,000 AT&T Wireless Services, Inc.
            8.75%, 3/01/31.............. $  1,224,020
  1,599,000 Cox Communications, Inc.
            7.75%, 11/01/10.............    1,821,189
  2,167,000 Cox Communications, Inc.
            6.75%, 3/15/11..............    2,331,655
  1,401,000 Global Crossing Ltd.
            8.70%, 8/01/07(a)...........       42,030
  3,291,000 SBC Communications, Inc.
            5.875%, 2/01/12.............    3,554,576
  1,344,000 Vodafone Group PLC
            3.95%, 1/30/08..............    1,354,170
  1,930,000 XO Communications, Inc.
            10.75%, 11/15/08(a).........        2,413
                                         ------------
                                           10,533,063
                                         ------------
            Utilities--Gas and Electric--0.9%
  1,188,000 ConEdison Co.,
            4.875%, 2/01/13.............    1,206,856
    948,000 Georgia Power Co.
            4.875%, 7/15/07.............      999,044
    952,000 Progress Energy, Inc.
            6.55%, 3/01/04..............      989,436
    994,000 Texas Eastern Transmission
            Corp.
            7.30%, 12/01/10.............    1,098,485
                                         ------------
                                            4,293,821
                                         ------------
            Total Corporate Bonds
            (Cost $111,701,657).........  113,285,003
                                         ------------

 Principal
  Amount                                  Value
-----------                            ------------
            Collateralized Mortgage
            Obligations--9.0%
            Federal Home Loan Mortgage Corp.--2.1%
$ 1,000,000 Series 1678CA
            6.00%, 2/15/09............ $  1,090,228
  3,800,000 Series H001 A4
            3.78%, 10/15/09...........    3,781,238
    992,790 Series 1627-PJ
            6.00%, 3/15/23............    1,071,019
  4,079,000 Series 2154PK
            6.50%, 10/15/27...........    4,251,703
                                       ------------
                                         10,194,188
                                       ------------
            Federal National Mortgage
            Association--3.0%
  3,109,176 Series 1999-55PA
            7.00%, 6/18/13............    3,209,661
  5,552,060 Series 2002-5PC
            5.50%, 2/25/16............    5,776,861
  5,450,000 Series 1993-96PJ
            7.00%, 8/25/22............    5,685,582
                                       ------------
                                         14,672,104
                                       ------------
            Financial Services--3.7%
  4,544,883 Bank of America Mortgage
            Securities, Inc.,
            Series 2002-A, Class A1
            5.242%, 2/25/32...........    4,637,616
  3,536,177 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 1999-WF2, Class A1
            6.80%, 9/15/08............    3,870,653
  3,443,000 Bear Stearns Commercial
            Mortgage Securities, Inc.,
            Series 2002-TOP6, Class A2
            6.46%, 10/15/36...........    3,878,292

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

 Principal
  Amount                                      Value
-----------                                ------------
            Collateralized Mortgage
            Obligations (Continued)
$ 4,330,000 Morgan Stanley Dean Witter
            Capital I,
            Series 2001-TOP1, Class A4
            6.66%, 1/15/11................ $  4,955,509
                                           ------------
                                             17,342,070
                                           ------------
            Fixed Rate Securities--0.2%
  1,048,030 Kidder Peabody Mortgage
            Assets Trust,
            Series 22, Class D
            9.95%, 2/01/19................    1,059,937
                                           ------------
            Total Collateralized
            Mortgage Obligations
            (Cost $40,990,008)............   43,268,299
                                           ------------
            Asset-Backed
            Securities--6.0%
            Asset-Backed Securities--Credit Cards--3.0%
    480,000 Chase Credit Card Master
            Trust, Series 1998-3, Class A
            6.00%, 8/15/05................      486,335
  6,180,000 Discover Card Master Trust
            I, Series 1996-3, Class A
            6.05%, 8/18/08................    6,783,932
  6,303,000 MBNA Master Credit Card
            Trust, Series 1999-J, Class A
            7.00%, 2/15/12................    7,242,143
                                           ------------
                                             14,512,410
                                           ------------

 Principal
  Amount                                      Value
-----------                                ------------
            Asset-Backed
            Securities (Continued)
            Asset-Backed Securities--Fixed Rate
            Securities--0.3%
$ 1,381,000 Residential Asset Securities
            Corp.,
            Series 2001-KS3, Class AI3
            5.18%, 7/25/27................ $  1,410,483
                                           ------------
            Asset-Backed Securities--Trade and Lease
            Receivables--2.7%
  1,448,306 Associates Automobile
            Receivables Trust,
            Series 2000-1, Class A3
            7.30%, 1/15/04................    1,465,612
  4,724,000 Capital Auto Receivables Asset
            Trust, Series 2002-2, Class A3
            3.82%, 7/15/05................    4,844,526
  2,630,184 Daimler Chrysler Auto Trust,
            Series 2000-A, Class A4
            7.23%, 1/06/05................    2,710,914
  3,762,000 Daimler Chrysler Auto Trust,
            Series 2002-B,
            Class A4
            3.53%, 12/06/07...............    3,869,377
                                           ------------
                                             12,890,429
                                           ------------
            Total Asset-Backed Securities
            (Cost $26,718,702)............   28,813,322
                                           ------------
            Foreign Government
            Agencies & Obligations--0.3%
  1,202,000 Financement Quebec (Canada)
            5.00%, 10/25/12
            (Cost $1,192,902).............    1,233,214
                                           ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2002

Number of
 Shares                                       Value
----------                                ------------
           Money Market Fund--0.6%
 2,896,364 ACM Institutional Reserves
           (Prime Portfolio), 1.30%(b)
           (Cost $2,896,364)............. $  2,896,364
                                          ------------
           Total Investments
           (Cost $477,856,054)(c)--
           102.4%........................  493,533,584
           Liabilities in excess of other
           assets--(2.4%)................  (11,384,546)
                                          ------------
           Net Assets--100.0%............ $482,149,038
                                          ------------

(a)Issue is currently in default.
(b)Represents annualized 7 day yield at December 31, 2002.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $15,023,516 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $21,425,018 and aggregate gross unrealized depreciation of $6,401,502.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         December 31, 2002



          Assets:
            Investments at market value,
             (Cost $477,856,054)........................ $493,533,584
            Receivables:
             Interest...................................    4,838,394
             Investments sold...........................        9,395
             Capital stock sold.........................        1,433
            Other assets................................        7,478
                                                         ------------
             Total Assets...............................  498,390,284
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................   14,435,963
             Capital stock repurchased..................      835,554
             Dividends..................................      543,038
             Services provided by The Bank of New
              York and Administrator....................      322,324
            Accrued expenses and other liabilities......      104,367
                                                         ------------
             Total Liabilities..........................   16,241,246
                                                         ------------
          Net Assets:................................... $482,149,038
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     45,890
            Capital surplus.............................  470,462,046
            Undistributed net investment loss...........     (771,833)
            Accumulated net realized loss on
             investments................................   (3,264,595)
            Net unrealized appreciation on
             investments................................   15,677,530
                                                         ------------
          Net Assets.................................... $482,149,038
                                                         ------------
          Institutional Shares:
            Net assets.................................. $472,723,916
                                                         ------------
            Shares outstanding..........................   44,993,600
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.51
                                                         ------------
          Investor Shares:
            Net assets.................................. $  9,425,122
                                                         ------------
            Shares outstanding..........................      896,652
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.51
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

           Investment Income:
             Interest.................................. $26,629,011
                                                        -----------
           Expenses:
             Advisory..................................   2,292,902
             Administration............................     917,161
             Transfer agent............................     128,281
             Custodian.................................      84,443
             Accounting services.......................      59,972
             Legal.....................................      24,245
             12b-1 fee--Investor Shares................      21,157
             Registration and filings..................      17,913
             Audit.....................................      16,443
             Reports to shareholders...................      15,385
             Cash management...........................      13,041
             Directors.................................      12,948
             Insurance.................................       6,223
             Amortization of organization cost.........       5,117
             Other.....................................      54,178
                                                        -----------
              Total Expenses...........................   3,669,409
             Fees waived by The Bank of New York
              (Note 3).................................     (25,419)
                                                        -----------
              Net Expenses.............................   3,643,990
                                                        -----------
              Net Investment Income....................  22,985,021
                                                        -----------
           Realized And Unrealized Gain On
            Investments:
             Net realized gain on investments..........     315,433
             Increase in unrealized appreciation on
              investments during the year..............  12,445,801
                                                        -----------
             Net realized and unrealized gain on
              investments investments..................  12,761,234
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $35,746,255
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                                   Year Ended December 31,
                                                                                 --------------------------
                                                                                     2002          2001
                                                                                 ------------  ------------
Operations:
 Net investment income.......................................................... $ 22,985,021  $ 24,556,085
 Net realized gain on
   investments..................................................................      315,433     9,967,423
 Increase (decrease) in
   unrealized
   appreciation on
   investments during
   the year.....................................................................   12,445,801    (4,495,301)
                                                                                 ------------  ------------
   Net increase in net
    assets resulting
    from operations.............................................................   35,746,255    30,028,207
                                                                                 ------------  ------------
Dividends to
 Shareholders:
 Dividends from net
   investment income:
   Institutional Shares.........................................................  (23,223,754)  (24,729,940)

                         Investor
                         Shares.................................................     (415,201)     (296,713)
                                                                                 ------------  ------------
                                                                                  (23,638,955)  (25,026,653)
                                                                                 ------------  ------------
Capital Stock
 Transactions:
 Proceeds from capital
   stock sold:
   Institutional Shares.........................................................   99,485,321    81,482,788

                       Investor
                       Shares...................................................    5,481,071     1,582,637
 Proceeds from shares
   issued on
   reinvestment of
   dividends:
   Institutional Shares.........................................................    2,578,841     2,931,830

                                    Investor
                                    Shares......................................      358,787       286,353
 Value of capital stock
   repurchased:
   Institutional Shares.........................................................  (78,212,147)  (67,982,557)

                      Investor
                      Shares....................................................   (2,637,010)     (835,712)
                                                                                 ------------  ------------
 Net increase in net
   assets resulting from
   capital stock
   transactions.................................................................   27,054,863    17,465,339
                                                                                 ------------  ------------
   Increase in Net Assets.......................................................   39,162,163    22,466,893
Net Assets:
 Beginning of year..............................................................  442,986,875   420,519,982
                                                                                 ------------  ------------
 End of year (includes
   undistributed net
   investment loss of
   $771,833 at December
   31, 2002 and $912,045
   December 31, 2001)........................................................... $482,149,038  $442,986,875
                                                                                 ------------  ------------
Changes in Capital Stock
 Outstanding:
 Shares sold:
   Institutional Shares.........................................................    9,693,575     7,930,003
         Investor Shares........................................................      532,132       154,323
 Shares issued on
   reinvestment of
   dividends:
   Institutional Shares.........................................................      237,890       292,627

                           Investor
                           Shares...............................................       34,900        27,955
 Shares repurchased:
   Institutional Shares.........................................................   (7,622,984)   (6,613,661)
             Investor
             Shares.............................................................     (256,372)      (81,514)
                                                                                 ------------  ------------
   Net increase.................................................................    2,619,141     1,709,733
 Shares outstanding,
   beginning of year............................................................   43,271,111    41,561,378
                                                                                 ------------  ------------
 Shares outstanding, end
   of year......................................................................   45,890,252    43,271,111
                                                                                 ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights

                                                           Institutional Shares
                                            -------------------------------------------------
                                                         Year Ended December 31,
                                            -------------------------------------------------
                                              2002    2001/(a)/   2000       1999      1998
                                            --------  --------  --------  --------   --------
PER SHARE DATA:
Net asset value at beginning of year....... $  10.24  $  10.12  $   9.84  $  10.61   $  10.45
                                            --------  --------  --------  --------   --------
Gain (loss) from investment operations
Net investment income......................     0.52      0.58      0.61      0.60       0.61
Net realized and unrealized gain (loss) on
  investments..............................     0.28      0.14      0.28     (0.76)      0.26
                                            --------  --------  --------  --------   --------
 Total from investment operations..........     0.80      0.72      0.89     (0.16)      0.87
                                            --------  --------  --------  --------   --------
Dividends and distributions
Dividends from net investment income.......    (0.53)    (0.60)    (0.61)    (0.59)     (0.61)
Distributions from capital gains...........       --        --        --     (0.02)     (0.10)
                                            --------  --------  --------  --------   --------
 Total dividends and distributions.........    (0.53)    (0.60)    (0.61)    (0.61)     (0.71)
                                            --------  --------  --------  --------   --------
Net asset value at end of year............. $  10.51  $  10.24  $  10.12  $   9.84   $  10.61
                                            --------  --------  --------  --------   --------
TOTAL RETURN:..............................     8.08%     7.21%     9.37%    (1.47)%     8.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $472,896  $436,985  $415,608  $393,680   $392,522
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.79%     0.78%     0.79%     0.78%      0.81%
 Expenses, prior to waiver from The Bank of
   New York................................     0.80%     0.79%     0.79%     0.78%      0.81%
 Net investment income, net of waiver from
   The Bank of New York....................     5.02%     5.69%     6.18%     5.89%      5.79%
Portfolio turnover rate....................       98%      106%       76%       57%        53%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                    Investor Shares
                                                       ----------------------------------------
                                                                Year Ended December 31,
                                                       ----------------------------------------
                                                        2002   2001/(a)/  2000     1999    1998
                                                       ------  --------  ------  ------   ------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.24   $10.12   $ 9.84  $10.61   $10.45
                                                       ------   ------   ------  ------   ------
Gain (loss) from investment operations
Net investment income.................................   0.49     0.56     0.58    0.57     0.58
Net realized and unrealized gain (loss) on investments   0.29     0.13     0.28   (0.76)    0.26
                                                       ------   ------   ------  ------   ------
 Total from investment operations.....................   0.78     0.69     0.86   (0.19)    0.84
                                                       ------   ------   ------  ------   ------
Dividends and distributions
Dividends from net investment income..................  (0.51)   (0.57)   (0.58)  (0.56)   (0.58)
Distributions from capital gains......................     --       --       --   (0.02)   (0.10)
                                                       ------   ------   ------  ------   ------
 Total dividends and distributions....................  (0.51)   (0.57)   (0.58)  (0.58)   (0.68)
                                                       ------   ------   ------  ------   ------
Net asset value at end of year........................ $10.51   $10.24   $10.12  $ 9.84   $10.61
                                                       ------   ------   ------  ------   ------
TOTAL RETURN:.........................................   7.82%    6.95%    9.10%  (1.73)%   8.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $9,429   $6,002   $4,912  $4,607   $3,981
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.04%    1.03%    1.03%   1.05%    1.13%
 Expenses, prior to waiver from The Bank of New York..   1.05%    1.04%    1.04%   1.09%    1.13%
 Net investment income, net of waiver from The Bank of
   New York...........................................   4.77%    5.43%    5.93%   5.62%    5.51%
Portfolio turnover rate...............................     98%     106%      76%     57%      53%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2002

Principal
 Amount                            Value
----------                      ------------
           United States Government
           Agencies & Obligations--38.2%
           Federal Home Loan Bank--8.8%
$9,800,000 0.75%, 1/02/03+..... $  9,800,000
 1,399,000 4.625%, 4/15/05.....    1,483,900
                                ------------
                                  11,283,900
                                ------------
           Federal Home Loan Mortgage Corp.--9.9%
 3,200,000 7.00%, 7/15/05......    3,589,754
 5,075,000 4.875%, 3/15/07.....    5,483,492
 1,795,000 5.75%, 4/15/08......    2,014,830
   900,000 5.125%, 7/15/12.....      959,716
   306,000 6.75%, 9/15/29......      362,376
   239,000 6.25%, 7/15/32......      270,745
                                ------------
                                  12,680,913
                                ------------
           Federal National Mortgage
           Association--3.3%
 2,600,000 6.50%, 8/15/04......    2,802,805
    50,000 7.25%, 1/15/10......       60,672
   850,000 6.00%, 5/15/11......      960,809
   325,000 6.25%, 5/15/29......      361,472
                                ------------
                                   4,185,758
                                ------------
           United States Treasury Bonds--6.0%
    45,000 7.25%, 5/15/16......       57,621
 1,800,000 7.25%, 8/15/22......    2,342,601
 1,975,000 7.625%, 2/15/25.....    2,699,271
 1,900,000 6.00%, 2/15/26......    2,177,356
   125,000 5.25%, 2/15/29......      130,620
   225,000 6.125%, 8/15/29.....      264,146
                                ------------
                                   7,671,615
                                ------------
           United States Treasury Notes--10.2%
   475,000 5.25%, 8/15/03......      486,801
   100,000 5.75%, 8/15/03......      102,793

Principal
 Amount                              Value
----------                        ------------
           United States Government
           Agencies & Obligations
           (Continued)
$  975,000 5.75%, 11/15/05....... $  1,077,794
    25,000 5.625%, 2/15/06.......       27,691
 2,474,000 4.625%, 5/15/06.......    2,668,249
    15,000 3.50%, 11/15/06.......       15,614
    10,000 6.25%, 2/15/07........       11,473
   250,000 4.75%, 11/15/08.......      272,891
 2,550,000 5.75%, 8/15/10........    2,931,903
 2,875,000 5.00%, 8/15/11........    3,152,615
 2,150,000 4.875%, 2/15/12.......    2,334,681
                                  ------------
                                    13,082,505
                                  ------------
           Total United States Government
           Agencies & Obligations
           (Cost $47,263,614)....   48,904,691
                                  ------------
           Mortgage-Backed
           Securities--27.0%
           Federal Home Loan Mortgage Corp.--17.1%
     1,597 Pool #502186
           8.50%, 7/01/05........        1,621
    20,494 Gold Pool #E00162
           7.00%, 10/01/07.......       21,788
    37,878 Gold Pool #E20195
           7.50%, 9/01/10........       40,415
     1,938 Gold Pool #G10573
           7.50%, 9/01/11........        2,068
   173,903 Gold Pool #E65603
           7.00%, 10/01/11.......      185,356
   205,785 Gold Pool #E68391
           7.00%, 12/01/12.......      219,154
     3,309 Gold Pool #E00678
           6.50%, 6/01/14........        3,492

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                         Value
----------                   ------------
           Mortgage-Backed Securities
           (Continued)
$  534,932 Gold Pool #E00720
           6.00%, 7/01/14... $    559,744
    44,865 Pool #275438
           7.50%, 8/01/16...       48,200
   224,533 Pool #170215
           8.00%, 2/01/17...      244,382
    21,489 Pool #555217
           8.50%, 10/01/18..       23,314
    91,517 Gold Pool #C90349
           8.00%, 7/01/20...       98,352
   214,473 Pool #D51845
           5.50%, 4/01/24...      220,286
    55,458 Gold Pool #C80166
           7.50%, 4/01/24...       59,499
   184,930 Gold Pool #C00453
           6.50%, 4/01/26...      193,262
   161,472 Gold Pool #D76456
           7.50%, 12/01/26..      172,601
    59,370 Gold Pool #G00752
           7.50%, 8/01/27...       63,462
   123,320 Gold Pool #C00664
           7.50%, 9/01/28...      131,393
   207,242 Gold Pool #C00658
           6.50%, 10/01/28..      215,969
   268,426 Gold Pool #C20338
           6.00%, 1/01/29...      278,737
     2,872 Gold Pool #C29166
           7.00%, 7/01/29...        3,019
     6,283 Gold Pool #C00896
           7.50%, 12/01/29..        6,687
 8,575,000 Gold Pool TBA
           6.50%, 1/01/30...    8,928,718

Principal
 Amount                         Value
----------                   ------------
           Mortgage-Backed Securities
           (Continued)
$  498,356 Gold Pool #C01024
           7.50%, 7/01/30... $    529,966
     5,284 Gold Pool #C01095
           7.00%, 11/01/30..        5,554
     1,651 Gold Pool #C44362
           7.50%, 11/01/30..        1,756
     2,388 Gold Pool #C46812
           7.50%, 1/01/31...        2,539
     5,780 Gold Pool #C50537
           6.50%, 4/01/31...        6,023
     6,204 Gold Pool #C50729
           6.50%, 5/01/31...        6,466
    11,548 Gold Pool #C53731
           6.50%, 6/01/31...       12,035
     4,413 Gold Pool #C53797
           6.50%, 6/01/31...        4,599
     5,719 Gold Pool #C01197
           6.50%, 7/01/31...        5,960
   291,657 Gold Pool #C61574
           5.50%, 12/01/31..      297,722
 1,440,356 Gold Pool #C62800
           6.00%, 1/01/32...    1,491,503
    32,913 Gold Pool #C65060
           6.50%, 3/01/32...       34,299
    18,355 Gold Pool #C01329
           7.00%, 3/01/32...       19,292
    12,609 Gold Pool #C01345
           7.00%, 4/01/32...       13,253
 1,499,999 Gold Pool #C71952
           6.50%, 7/01/32...    1,563,167
 3,944,599 Gold Pool #C70842
           6.00%, 9/01/32...    4,084,528

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                       Value
----------                 ------------
           Mortgage-Backed Securities
           (Continued)
$2,000,000 Gold Pool TBA
           6.50%, 1/01/33. $  2,082,500
                           ------------
                             21,882,681
                           ------------
           Federal National Mortgage
           Association--4.1%
       462 Pool #50161
           9.00%, 2/01/04.          483
    56,345 Pool #205505
           6.00%, 3/01/08.       59,620
     7,286 Pool #190770
           7.00%, 4/01/09.        7,748
   192,665 Pool #303851
           7.00%, 4/01/11.      205,407
    80,610 Pool #313895
           6.50%, 12/01/12       85,450
   159,350 Pool #D93193
           6.50%, 12/01/12      168,179
    44,445 Pool #50820
           8.00%, 2/01/13.       47,776
     2,090 Pool #527268
           7.00%, 11/01/14        2,222
   601,931 Pool #535377
           8.00%, 6/01/15.      650,807
   500,471 Pool #553721
           8.50%, 9/01/15.      551,937
    68,985 Pool #350055
           8.00%, 4/01/16.       74,155
     5,704 Pool #6222
           9.00%, 4/01/16.        6,217
   156,481 Pool #408241
           6.00%, 2/01/18.      163,559

Principal
 Amount                         Value
----------                   ------------
           Mortgage-Backed Securities
           (Continued)
$  641,339 Gold Pool #D93193
           6.50%, 3/01/19... $    674,813
   239,292 Pool #50544
           8.00%, 3/01/22...      261,098
   103,381 Pool #50774
           7.00%, 8/01/23...      109,607
    58,264 Pool #406605
           6.00%, 5/01/24...       60,897
     4,341 Pool #303223
           7.00%, 11/01/24..        4,602
    89,854 Pool #326556
           6.50%, 10/01/25..       94,040
   139,594 Pool #406382
           7.25%, 11/01/25..      149,412
   350,552 Pool #335054
           6.00%, 1/01/26...      367,264
    72,205 Pool #313275
           7.50%, 4/01/26...       77,137
   104,517 Pool #421027
           7.50%, 11/01/26..      112,049
   308,512 Pool #251498
           6.50%, 2/01/28...      322,150
   171,354 Pool #494507
           5.00%, 11/01/28..      170,192
   187,323 Pool #252211
           6.00%, 1/01/29...      194,418
   105,137 Pool #252333
           6.00%, 1/01/29...      109,826
   142,794 Pool #323824
           8.00%, 5/01/29...      154,675
   182,006 Pool #537157
           7.00%, 5/01/30...      191,495

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                       Value
----------                 ------------
           Mortgage-Backed
           Securities
           (Continued)
$   39,467 Pool #253395
           8.50%, 7/01/30. $     42,351
    55,845 Pool #190312
           6.50%, 4/01/31.       58,173
   101,954 Pool #589646
           6.50%, 6/01/31.      106,205
                           ------------
                              5,283,964
                           ------------
           Government National Mortgage
           Association--5.8%
   163,032 Pool #359959
           6.50%, 12/15/08      173,837
   618,518 Pool #421769
           7.50%, 9/15/11.      667,724
   314,857 Pool #490725
           6.00%, 10/15/13      333,405
   131,422 Pool #469940
           6.00%, 1/15/14.      139,107
    61,778 Pool #434573
           7.50%, 10/15/14       66,693
   330,224 Pool #569502
           5.00%, 1/15/17.      341,679
   441,481 Pool #569626
           6.00%, 2/15/17.      465,486
   103,560 Pool #203737
           8.00%, 2/15/17.      113,681
 1,388,342 Pool #591765
           5.00%, 10/15/17    1,436,500
 1,461,644 Pool #596648
           5.00%, 10/15/17    1,512,344
     7,478 Pool #215748
           9.50%, 11/15/18        8,105

Principal
 Amount                       Value
----------                 ------------
           Mortgage-Backed
           Securities
           (Continued)
$  132,653 Pool #355201
           6.50%, 7/15/23. $    140,329
   509,640 Pool #780021
           7.50%, 12/15/23      547,837
    41,910 Pool #2038
           8.50%, 7/20/25.       45,770
   123,606 Pool #430097
           8.25%, 10/15/26      134,511
   106,390 Pool #780585
           8.25%, 6/15/27.      115,515
    51,790 Pool #412334
           7.00%, 10/15/27       55,079
     6,686 Pool #780689
           6.50%, 12/15/27        7,035
    61,375 Pool #2547
           6.50%, 2/20/28.       64,095
    10,707 Pool #464686
           6.50%, 7/15/28.       11,255
    69,216 Pool #482878
           7.00%, 12/15/28       73,379
   592,671 Pool #487634
           6.50%, 8/15/29.      622,479
    10,051 Pool #500091
           8.50%, 4/15/30.       10,906
    29,362 Pool #516531
           8.00%, 5/15/30.       31,761
    14,486 Pool #173782
           8.50%, 7/15/30.       15,693
     1,450 Pool #511772
           8.00%, 11/15/30        1,569
   102,304 Pool #511023
           6.50%, 2/15/31.      107,447

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                   Value
----------                             ------------
           Mortgage-Backed Securities
           (Continued)
$    2,452 Pool #485393
           7.00%, 4/15/31............. $      2,600
   128,211 Pool #471763
           6.50%, 5/15/31.............      134,657
    96,004 Pool #551101
           6.00%, 11/15/31............      100,083
                                       ------------
                                          7,480,561
                                       ------------
           Total Mortgage-Backed
           Securities
           (Cost $33,935,870).........   34,647,206
                                       ------------
           Corporate Bonds--24.1%
           Aerospace and Defense--0.6%
   125,000 Lockheed Martin Corp.
           8.50%, 12/01/29............      167,705
   535,000 Raytheon Co.
           6.75%, 8/15/07.............      593,245
                                       ------------
                                            760,950
                                       ------------
           Aluminum, Steel and Other Metals--0.4%
   225,000 Alcoa, Inc.
           7.375%, 8/01/10............      265,962
   250,000 Alcoa, Inc.
           6.00%, 1/15/12.............      275,223
                                       ------------
                                            541,185
                                       ------------
           Automotive--0.5%
   250,000 DaimlerChrysler NA Holdings
           7.30%, 1/15/12.............      280,537
   300,000 Visteon Corp.
           8.25%, 8/01/10.............      318,316
                                       ------------
                                            598,853
                                       ------------

Principal
 Amount                                   Value
----------                             ------------
           Corporate Bonds (Continued)
           Banking--1.5%
$  350,000 ABN AMRO Bank NV
           7.25%, 5/31/05............. $    386,162
   575,000 Dresdner Bank--New York
           6.625%, 9/15/05............      616,633
   200,000 First Union National Bank
           7.80%, 8/18/10.............      241,450
   625,000 FleetBoston Financial Corp.
           6.50%, 3/15/08.............      685,995
                                       ------------
                                          1,930,240
                                       ------------
           Banking and Finance--1.2%
   567,000 Bank of America Corp.
           7.40%, 1/15/11.............      667,906
   175,000 J.P. Morgan Chase & Co.
           6.75%, 2/01/11.............      190,263
   111,000 Washington Mutual, Inc.
           7.50%, 8/15/06.............      124,815
   550,000 Wells Fargo & Co.
           5.125%, 2/15/07............      590,708
                                       ------------
                                          1,573,692
                                       ------------
           Beverages, Food and Tobacco--0.7%
   375,000 Diageo Capital PLC
           6.125%, 8/15/05............      410,592
   450,000 Kraft Foods, Inc.
           5.625%, 11/01/11...........      481,078
                                       ------------
                                            891,670
                                       ------------
           Beverages--Soft Drinks--0.2%
   150,000 Coca-Cola Enterprises
           5.25%, 5/15/07.............      161,272
   125,000 Coca-Cola Enterprises
           7.125%, 8/01/17............      150,365
                                       ------------
                                            311,637
                                       ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                 Value
----------                           ------------
           Corporate Bonds (Continued)
           Building and Building Products--0.1%
$  121,000 Hanson Overseas BV
           6.75%, 9/15/05........... $    131,332
     7,000 Vulcan Materials Co.
           6.40%, 2/01/06...........        7,738
                                     ------------
                                          139,070
                                     ------------
           Chemicals--0.4%
   475,000 du Pont (E.I.) de Nemours
           & Co.
           6.875%, 10/15/09.........      558,825
                                     ------------
           Communications, Media and
           Entertainment--0.5%
   315,000 Comcast Cable
           Communications
           6.75%, 1/30/11...........      327,752
    87,000 Comcast Cable
           Communications
           8.875%, 5/01/17..........      101,363
    70,000 Liberty Media Corp.
           7.875%, 7/15/09..........       75,916
   110,000 Turner Broadcasting
           8.375%, 7/01/13..........      123,932
     8,000 USA Networks, Inc.
           6.75%, 11/15/05..........        8,378
                                     ------------
                                          637,341
                                     ------------
           Computers--Micro--0.3%
    50,000 IBM Corp. 5.375%, 2/01/09       54,080
   275,000 IBM Corp. 7.00%, 10/30/25      311,883
                                     ------------
                                          365,963
                                     ------------

Principal
 Amount                                      Value
----------                                ------------
           Corporate Bonds (Continued)
           Consumer Goods and Services--0.1%
$  100,000 Cendant Corp.
           7.75%, 12/01/03............... $    102,534
     7,000 Unilever NV, Series D
           6.875%, 10/15/03..............        7,279
                                          ------------
                                               109,813
                                          ------------
           Financial Services--6.8%
   150,000 Associates Corp. NA
           5.80%, 4/20/04................      157,470
   575,000 Block Financial Corp.
           6.75%, 11/01/04...............      614,521
   250,000 Boeing Capital Corp.
           5.75%, 2/15/07................      264,156
   400,000 Capital One Bank
           6.875%, 2/01 /06..............      386,981
   250,000 CIT Group, Inc.
           7.375%, 3/15/03...............      252,443
     7,000 CIT Group, Inc.
           5.625%, 10/15/03..............        7,138
   400,000 CIT Group, Inc.
           5.625%, 5/17/04...............      411,344
   525,000 Citigroup, Inc.
           6.50%, 1/18/11................      589,051
   350,000 Ford Motor Credit Co.
           6.50%, 1/25/07................      345,702
   425,000 Ford Motor Credit Co.
           7.375%, 10/28/09..............      421,116
   250,000 General Electric Capital Corp.
           6.75%, 3/15/32................      276,398
   250,000 General Motors Acceptance
           Corp
           7.50%, 7/15/05................      263,272

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                   Value
----------                             ------------
           Corporate Bonds (Continued)
$   30,000 General Motors Acceptance
           Corp.
           6.75%, 1/15/06............. $     31,069
    65,000 General Motors Acceptance
           Corp.
           6.15%, 4/05/07.............       66,131
   325,000 General Motors Acceptance
           Corp.
           6.875%, 9/15/11............      324,110
   377,000 Goldman Sachs Group, Inc.
           6.875%, 1/15/11............      420,822
   225,000 Household Finance Corp.
           7.20%, 7/15/06.............      243,436
   200,000 Household Finance Corp.
           5.75%, 1/30/07.............      209,512
   225,000 International Lease Finance
           Corp.
           6.375%, 3/15/09............      240,364
   200,000 John Deere Capital Corp.
           5.125%, 10/19/06...........      213,204
   400,000 J.P. Morgan & Co.
           5.75%, 2/25/04.............      417,254
   275,000 Lehman Brothers Holdings,
           Inc.
           8.25%, 6/15/07.............      323,233
   200,000 Lehman Brothers Holdings,
           Inc.
           7.875%, 8/15/10............      236,640
   175,000 Merrill Lynch & Co.
           6.00%, 2/17/09.............      190,145
    27,000 Morgan Stanley Dean Witter
           & Co.
           7.75%, 6/15/05.............       30,124

Principal
 Amount                                     Value
----------                               ------------
           Corporate Bonds (Continued)
$  363,000 Morgan Stanley Dean Witter &
           Co.
           6.10%, 4/15/06............... $    395,439
   125,000 NiSource Finance Corp.
           7.875%, 11/15/10.............      137,378
   600,000 Salomon Smith Barney
           Holdings
           5.875%, 3/15/06..............      648,823
   301,000 Verizon Global Funding Corp.*
           7.25%, 12/01/10..............      342,725
    12,000 Verizon Global Funding Corp.
           7.75%, 12/01/30..............       14,027
   137,000 Washington Mutual Financial
           Corp.
           6.25%, 5/15/06...............      148,431
                                         ------------
                                            8,622,459
                                         ------------
           Health Care Products and Services--1.2%
   400,000 Abbott Laboratories
           5.625%, 7/01/06..............      437,293
   275,000 American Home Products
           Corp.
           7.90%, 2/15/05...............      304,129
   425,000 Boston Scientific Corp.
           6.625%, 3/15/05..............      456,731
   350,000 Cardinal Health, Inc.
           4.45%, 6/30/05...............      367,378
                                         ------------
                                            1,565,531
                                         ------------
           Household and Personal Care Products--0.6%
    26,000 Colgate-Palmolive Co.,
           Series E
           3.98%, 4/29/05...............       27,182

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                     Value
----------                               ------------
           Corporate Bonds (Continued)
$  385,000 SNAP-ON, Inc.
           6.25%, 8/15/11............... $    419,290
   325,000 The Procter & Gamble Co.
           6.60%, 12/15/04..............      354,295
                                         ------------
                                              800,767
                                         ------------
           Insurance--0.5%
   600,000 Aetna, Inc.
           7.125%, 8/15/06..............      668,546
                                         ------------
           Manufacturing--0.6%
   700,000 Honeywell International, Inc.
           7.00%, 3/15/07...............      791,639
                                         ------------
           Oil and Gas--0.9%
   225,000 Conoco, Inc.
           5.90%, 4/15/04...............      235,529
   175,000 Conoco, Inc.
           6.95%, 4/15/29...............      198,980
   350,000 Exxon Mobil Corp.
           8.625%, 8/15/21..............      468,110
   170,000 Noble Affiliates, Inc.
           8.00%, 4/01/27...............      187,758
                                         ------------
                                            1,090,377
                                         ------------
           Pharmaceuticals--0.2%
   239,000 Bristol-Myers Squibb Co.
           5.75%, 10/01/11..............      254,500
                                         ------------
           Real Estate Investment Trust--0.1%
   100,000 Equity Office Properties
           Operating LP
           7.75%, 11/15/07..............      113,416
                                         ------------
           Resorts and Entertainment--0.4%
   525,000 The Walt Disney Co., Series B
           6.75%, 3/30/06...............      573,326
                                         ------------

Principal
 Amount                                    Value
----------                              ------------
           Corporate Bonds (Continued)
           Retail--Department Stores--0.8%
$  100,000 Federated Department Stores
           6.30%, 4/01/09.............. $    106,702
   400,000 Federated Department Stores
           7.00%, 2/15/28..............      420,976
   300,000 Sears Roebuck Acceptance
           Corp.
           6.00%, 3/20/03..............      300,162
   230,000 Target Corp.
           6.35%, 1/15/11..............      255,449
                                        ------------
                                           1,083,289
                                        ------------
           Retail--Discount Stores--0.3%
   240,000 Wal-Mart Stores, Inc.
           6.875%, 8/10/09.............      282,712
   125,000 Wal-Mart Stores, Inc.
           7.55%, 2/15/30..............      157,948
                                        ------------
                                             440,660
                                        ------------
           Retail--Food Stores--0.4%
   475,000 Kroger Co.
           6.80%, 12/15/18.............      502,191
                                        ------------
           Telecommunications--2.7%
   200,000 AT&T Corp.
           6.50%, 3/15/13..............      200,625
   375,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............      376,875
   400,000 British Telecom PLC
           8.875%, 12/15/30 (a)........      509,960
   200,000 Cox Communications, Inc.
           6.75%, 3/15/11..............      215,197
   400,000 Deutsche Telekom
           International Fin
           8.50%, 6/15/10 (b)..........      460,694

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                     Value
----------                               ------------
           Corporate Bonds (Continued)
$  450,000 Koninklijke KPN NV
           8.00%, 10/01/10.............. $    527,920
   200,000 SBC Communications, Inc.
           5.875%, 2/01/12..............      216,018
   450,000 Sprint Capital Corp.
           6.125%, 11/15/08.............      409,500
   150,000 Verizon Communications, Inc.
           6.94%, 4/15/28...............      157,388
   200,000 Vodafone Group PLC
           7.75%, 2/15/10...............      235,877
                                         ------------
                                            3,310,054
                                         ------------
           Transportation--0.4%
    80,000 Burlington Northern Santa Fe
           Corp.
           6.75%, 3/15/29...............       87,416
   400,000 Norfolk Southern Corp.
           7.25%, 2/15/31...............      464,974
                                         ------------
                                              552,390
                                         ------------
           Utilities--Gas and Electric--1.7%
   215,000 Constellation Energy Group,
           Inc.
           7.00%, 4/01/12...............      225,967
   200,000 Duke Capital Corp.
           7.50%, 10/01/09..............      203,329
   600,000 Ontario Electricity Financial
           Corp. 6.10%, 1/30/08.........      675,276
   400,000 Progress Energy, Inc.
           6.55%, 3/01/04...............      415,729
   300,000 Tennessee Valley Authority
           6.15%, 1/15/38...............      331,756

Principal
 Amount                                         Value
----------                                   ------------
           Corporate Bonds (Continued)
$  260,000 Texas Eastern Transmission
           Corp. 7.30%, 12/01/10............ $    287,330
                                             ------------
                                                2,139,387
                                             ------------
           Total Corporate Bonds
           (Cost $29,309,681)...............   30,927,771
                                             ------------
           Collateralized Mortgage
           Obligations--5.5%
           Financial Services--4.0%
    75,000 Bear Stearns Commercial
           Mortgage Securities, Inc., Series
           1998-C1, Class A2
           6.44%, 6/16/08...................       84,333
   230,547 Bear Stearns Commercial
           Mortgage Securities, Inc., Series
           1999-WF2, Class A1
           6.80%, 9/15/08...................      252,354
    29,000 Bear Stearns Commercial
           Mortgage Securities, Inc., Series
           2002-TOP6, Class A2
           6.46%, 10/15/36..................       32,666
   710,000 Commercial Mortgage
           Acceptance Corp.,
           Series 1997-ML1, Class A2
           6.53%, 12/15/30..................      770,206
    90,000 CS First Boston Mortgage
           Securities Corp.,
           Series 2000-C1, Class A2
           7.545%, 4/14/62..................      106,867
   437,602 DLJ Commercial Mortgage
           Corp.,
           Series 1998-CF2, Class A1A
           5.88%, 11/12/31..................      470,122

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                     Value
----------                               ------------
           Collateralized Mortgage
           Obligations (Continued)
$  600,000 DLJ Commercial Mortgage
           Corp.,
           Series 2000-CKP1, Class A1B
           7.18%, 8/10/10............... $    697,247
   854,726 First Union-Lehman Brothers
           Commercial Mortgage
           Securities,
           Series 1997-C1, Class A2
           7.30%, 4/18/29...............      922,371
 1,345,000 MBNA Credit Card Master
           Note Trust,
           Series 2001-A1, Class A1
           5.75%, 10/15/08..............    1,470,817
    43,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 1/15/11...............       49,212
   300,000 Prudential Securities Secured
           Financing Corp.,
           Series 1998-C1, Class A1A3
           6.35%, 9/15/07...............      328,121
                                         ------------
                                            5,184,316
                                         ------------
           Fixed Rate Securities--1.5%
   690,000 Amresco Commercial Mortgage
           Funding I,
           Series 1997-C1, Class A2
           7.18%, 6/17/29...............      758,361
   519,176 Asset Securitization Corp.,
           Series 1995-MD4, Class A1
           7.10%, 8/13/29...............      570,932

Principal
 Amount                                      Value
----------                                ------------
           Collateralized Mortgage
           Obligations (Continued)
$  551,703 Asset Securitization Corp.,
           Series 1997-MD7, Class A1A
           7.32%, 1/13/30................ $    594,061
                                          ------------
                                             1,923,354
                                          ------------
           Total Collateralized
           Mortgage Obligations
           (Cost $6,929,641).............    7,107,670
                                          ------------
           Asset-Backed
           Securities--2.4%
           Asset-Backed Securities--Credit Cards--2.4%
 1,375,000 Chase Credit Card Master
           Trust, Series 1998-3, Class A
           6.00%, 8/15/05................    1,393,147
   525,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08................      576,305
    75,000 J.C.Penney Master Credit Card
           Trust, Series E, Class A
           5.50%, 6/15/07................       77,569
   775,000 MBNA Master Credit Card
           Trust, Series 1999-J,
           Class A 7.00%, 2/15/12........      890,474
   100,000 Sears Credit Account Master
           Trust, Series 1999-3, Class A
           6.45%, 11/17/09...............      107,917
    11,000 Standard Credit Card Master
           Trust, Series 1995-9, Class A
           6.55%, 10/07/07...............       12,167
                                          ------------
           Total Asset-Backed
           Securities
           (Cost $2,999,031).............    3,057,579
                                          ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2002

Principal
 Amount                                       Value
----------                                ------------
           Foreign Government Agencies
           & Obligations--2.0%
$  400,000 Kingdom of Spain (Spain)
           7.00%, 7/19/05................ $    446,596
   500,000 Quebec Province (Canada)
           7.00%, 1/30/07................      571,200
   475,000 Republic of Italy (Italy)
           6.00%, 2/22/11................      528,974
   475,000 Republic of Korea (Korea)
           8.875%, 4/15/08...............      589,617
   450,000 United Mexican States
           (Mexico)
           7.50%, 1/14/12................      482,063
                                          ------------
           Total Foreign
           Government Agencies &
           Obligations
           (Cost $2,448,984).............    2,618,450
                                          ------------
Number of
 Shares
----------
           Money Market Funds--8.8%
 5,375,600 ACM Institutional Reserves
           (Government Portfolio),
           1.18% (c).....................    5,375,600
 5,835,822 ACM Institutional Reserves
           (Prime Portfolio), 1.30% (c)..    5,835,822
                                          ------------
           Total Money Market Funds
           (Cost $11,211,422)............   11,211,422
                                          ------------
           Total Investments
           (Cost $134,098,243) (d)--
           108.0%........................  138,474,789
           Liabilities in excess of other
           assets--(8.0%)................  (10,282,877)
                                          ------------
           Net Assets--100.0%............ $128,191,912
                                          ------------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The security is currently rated Baa1/A-.
(b)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's or Standard & Poors, the coupon steps up 50 basis points. If previous situation occurs, and the rating then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa3/BBB+.
(c)Represents annualized 7 day yield at December 31, 2002.
(d)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized net unrealized appreciation was $4,023,242 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $4,044,383 and aggregate gross unrealized depreciation of $21,141.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.
+ Discounted Rate at time of purchase for United States Government Agencies and Obligations.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         December 31, 2002

           Assets:
             Investments at market value,
              (Cost $134,098,243)..................... $138,474,789
              Cash....................................          226
             Receivables:
              Interest................................    1,498,252
              Investments sold........................       17,080
              Due from Advisor........................        5,194
              Capital stock sold......................        1,468
             Other assets.............................       14,229
                                                       ------------
              Total Assets............................  140,011,238
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................   11,604,940
              Dividends...............................      144,240
              Services provided by The Bank of New
               York and Administrator.................       37,280
             Accrued expenses and other liabilities...       32,866
                                                       ------------
              Total Liabilities.......................   11,819,326
                                                       ------------
           Net Assets:................................ $128,191,912
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     11,798
             Capital surplus..........................  124,173,181
             Undistributed net investment loss........     (343,177)
             Accumulated net realized loss on
              investments.............................      (26,436)
             Net unrealized appreciation on
              investments.............................    4,376,546
                                                       ------------
           Net Assets................................. $128,191,912
                                                       ------------
           Institutional Shares:
             Net assets............................... $128,172,536
                                                       ------------
             Shares outstanding.......................   11,795,915
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.87
                                                       ------------
           Investor Shares:
             Net assets............................... $     19,376
                                                       ------------
             Shares outstanding.......................        1,784
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.86
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Interest (net of foreign withholding taxes of
             $2,684)...................................... $3,234,294
                                                           ----------
          Expenses:
            Advisory......................................    168,470
            Administration................................    134,776
            Accounting services...........................     59,999
            Custodian.....................................     35,127
            Registration and filings......................     33,956
            Transfer agent................................     30,075
            Directors.....................................     12,503
            Audit.........................................      9,874
            Legal.........................................      2,232
            Reports to shareholders.......................      1,139
            Cash management...............................        990
            Other.........................................     25,138
                                                           ----------
             Total Expenses...............................    514,279
            Fees waived by The Bank of New York
             (Note 3).....................................   (279,095)
                                                           ----------
             Net Expenses.................................    235,184
                                                           ----------
             Net Investment Income........................  2,999,110
                                                           ----------
          Realized and Unrealized Gain On
           Investments:
            Net realized gain on investments..............     92,588
            Increase in unrealized appreciation on
             investments during the year..................  3,741,635
                                                           ----------
            Net realized and unrealized gain on
             investments..................................  3,834,223
                                                           ----------
            Net increase in net assets resulting from
             operations................................... $6,833,333
                                                           ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets


                                                                                                  Year Ended December 31,
                                                                                                --------------------------
                                                                                                    2002          2001
                                                                                                ------------  ------------
Operations:
  Net investment income........................................................................ $  2,999,110  $  1,335,499
  Net realized gain on investments.............................................................       92,588       451,025
  Increase (decrease) in unrealized appreciation on investments during the year................    3,741,635       (62,150)
                                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................................    6,833,333     1,724,374
                                                                                                ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares...................................   (3,329,594)   (1,375,644)
                         Investor Shares.......................................................         (179)           --
  Distributions from capital gains: Institutional Shares.......................................     (120,386)     (417,448)
                     Investor Shares...........................................................          (13)           --
                                                                                                ------------  ------------
                                                                                                  (3,450,172)   (1,793,092)
                                                                                                ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.......................................  109,350,517    24,842,091
                     Investor Shares...........................................................       19,001            --
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares........................................................................    2,212,931     1,261,979
   Investor Shares.............................................................................          170            --
  Value of capital stock repurchased: Institutional Shares.....................................  (10,358,553)  (22,103,555)
                      Investor Shares..........................................................           --            --
                                                                                                ------------  ------------
  Net increase in net assets resulting from capital stock transactions.........................  101,224,066     4,000,515
                                                                                                ------------  ------------
   Increase in Net Assets......................................................................  104,607,227     3,931,797
Net Assets:
  Beginning of year............................................................................   23,584,685    19,652,888
                                                                                                ------------  ------------
  End of year (includes undistributed net investment loss of $343,177 at December 31, 2002 and
   $35,938 at December 31, 2001)............................................................... $128,191,912  $ 23,584,685
                                                                                                ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares............................................................   10,306,653     2,329,352
         Investor Shares.......................................................................        1,768            --
  Shares issued on reinvestment of dividends and distributions: Institutional Shares...........      207,836       120,027
                                      Investor Shares..........................................           16            --
  Shares repurchased: Institutional Shares.....................................................     (982,206)   (2,068,925)
             Investor Shares...................................................................           --            --
                                                                                                ------------  ------------
   Net increase................................................................................    9,534,067       380,454
  Shares outstanding, beginning of year........................................................    2,263,632     1,883,178
                                                                                                ------------  ------------
  Shares outstanding, end of year..............................................................   11,797,699     2,263,632
                                                                                                ------------  ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                   Institutional Shares
                                                           --------------------------------
                                                               Year ended       For the period
                                                              December 31,      April 28, 2000*
                                                           -----------------        through
                                                             2002    2001/(a)/ December 31, 2000
                                                           --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.................... $  10.42  $ 10.44        $ 10.00
                                                           --------  -------        -------
Gain from investment operations
Net investment income.....................................     0.46     0.63           0.47
Net realized and unrealized gain on investments...........     0.54     0.19           0.43
                                                           --------  -------        -------
 Total from investment operations.........................     1.00     0.82           0.90
                                                           --------  -------        -------
Dividends and distributions
Dividends from net investment income......................    (0.54)   (0.65)         (0.43)
Distributions from capital gains..........................    (0.01)   (0.19)         (0.03)
                                                           --------  -------        -------
 Total dividends and distributions........................    (0.55)   (0.84)         (0.46)
                                                           --------  -------        -------
Net asset value at end of year............................ $  10.87  $ 10.42        $ 10.44
                                                           --------  -------        -------
TOTAL RETURN:.............................................     9.95%    8.07%          9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $128,173  $23,585        $19,653
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........     0.35%    0.35%          0.35%***
 Expenses, prior to waiver from The Bank of New York......     0.71%    1.24%          1.35%***
 Net investment income, net of waiver from The Bank of New
   York...................................................     4.45%    5.93%          6.61%***
Portfolio turnover rate...................................      149%     103%           101%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                  Investor Shares
                                                                -------------------
                                                                  For the period
                                                                September 27, 2002*
                                                                      through
                                                                 December 31, 2002
                                                                -------------------
PER SHARE DATA:
Net asset value at beginning of period.........................       $10.78
                                                                      ------
Gain from investment operations
Net investment income..........................................         0.11
Net realized and unrealized gain on investments................         0.09
                                                                      ------
 Total from investment operations..............................         0.20
                                                                      ------
Dividends and distributions
Dividends from net investment income...........................        (0.11)
Distributions from capital gains...............................        (0.01)
                                                                      ------
 Total dividends and distributions.............................        (0.12)
                                                                      ------
Net asset value at end of year.................................       $10.86
                                                                      ------
TOTAL RETURN:..................................................         2.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................       $   19
Ratio to average net assets of:................................
 Expenses, net of waiver from The Bank of New York.............         0.58%***
 Expenses, prior to waiver from The Bank of New York...........         0.91%***
 Net investment income, net of waiver from The Bank of New York         4.05%***
Portfolio turnover rate........................................          149%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of nineteen separate series. The five series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds consist of two classes of shares: Institutional Shares and Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in all Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) Organization Costs

  Costs incurred in connection with the organization and initial registration of the Intermediate Tax-Exempt Fund and Intermediate Investment Grade Fund were amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations. Organization costs for all funds were fully amortized on March 31, 2002.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .50%
                 Intermediate New York Tax-
                  Exempt Fund.................       .50%
                 Intermediate Government Fund.       .50%
                 Intermediate Investment Grade
                  Fund........................       .50%
                 U.S. Bond Market Index Fund..       .25%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .20%
                 Intermediate New York Tax-
                  Exempt Fund.................       .20%
                 Intermediate Government Fund.       .20%
                 Intermediate Investment Grade
                  Fund........................       .20%
                 U.S. Bond Market Index Fund..       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2002 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2002, Intermediate Tax-Exempt Fund, Intermediate Investment Grade Fund and the U.S. Bond Market Index Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                        Institutional Investor
                           Shares      Shares
                        ------------- --------
Intermediate Tax-Exempt
 Fund..................      .79%       1.04%
Intermediate New York
 Tax-Exempt Fund.......      .79%       1.04%
Intermediate Government
 Fund..................      .79%       1.04%
Intermediate Investment
 Grade Fund............      .79%       1.04%
U.S. Bond Market Index
 Fund..................      .35%        .60%

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                      Date of
                                   Implementation
Name of Fund             Class     of 12b-1 Plan
------------             -----   ------------------
Intermediate Tax-Exempt
 Fund.................. Investor    May 1, 1997
Intermediate New York
 Tax-Exempt Fund....... Investor   April 1, 1997
Intermediate Government
 Fund.................. Investor   April 1, 1997
Intermediate Investment
 Grade Fund............ Investor    May 1, 1997
US Bond Market Index
 Fund.................. Investor September 27, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

4. Portfolio Securities

  For the year ended December 31, 2002, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                          Intermediate
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   94,570,740   88,516,407
                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   39,455,608    8,969,519
                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 67,152,107 $ 44,292,330
All Others.........           --           --
                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $396,015,454 $331,399,312
All Others.........   87,133,887  117,185,861
                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $147,945,983 $ 89,817,229
All Others.........   34,806,799    3,059,797

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Intermediate Government
 Fund..................    213,742      2003
                           447,719      2004
                           390,829      2005
                           261,062      2008
Intermediate Investment
 Grade Fund............    568,166      2003
                           363,749      2004
                           244,634      2006
                           297,717      2007
                         1,275,328      2008
                             2,121      2009
                           377,111      2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2002. The U.S. Bond Market Index Fund will defer post-October losses in the amount of $16,308.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                              *Distributions paid from:
                                         -----------------------------------
                                                        Net
                                                       long        Total
                                                       term       taxable
                                          Ordinary    capital  distributions
                                           Income      gains       paid
                                         ----------- --------- -------------
   Intermediate Tax-Exempt Fund......... $     3,904 2,674,331  $ 2,678,235
   Intermediate New York Tax-Exempt Fund       3,537   303,439      306,976
   Intermediate Government Fund.........   5,544,257        --    5,544,257
   Intermediate Investment Grade Fund...  23,638,955        --   23,638,955
   U.S. Bond Market Index Fund..........   3,418,302    31,870    3,450,172

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,747,672 and $2,726,457, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                              *Distributions paid from:
                                         ------------------------------------
                                                         Net
                                                        long        Total
                                                        term       taxable
                                           Ordinary    capital  distributions
                                            Income      gains       paid
                                         ------------ --------- -------------
   Intermediate Tax-Exempt Fund.........  $   191,324 1,056,553  $ 1,247,877
   Intermediate New York Tax-Exempt Fund      112,927   275,644      388,571
   Intermediate Government Fund.........    4,959,370        --    4,959,370
   Intermediate Investment Grade Fund...   25,074,508        --   25,074,508
   U.S. Bond Market Index Fund..........    1,580,949   212,143    1,793,092

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,726,242 and $1,769,885, respectively.

  As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated
                                     Undistributed Undistributed             capital and    Unrealized              Total
                                       ordinary      long-term   Accumulated    other     appreciation/          accumulated
                                        income     capital gains  earnings     losses     (depreciation)      earnings/(deficit)
                                     ------------- ------------- ----------- -----------  --------------      ------------------
Intermediate Tax-Exempt Fund........      $     --       898,955     898,955          --      18,350,849             $19,249,804
Intermediate New York Tax-Exempt
Fund................................            --        12,777      12,777          --       4,853,911               4,866,688
Intermediate Government Fund........            --            --          --  (1,313,352)      6,777,724/1,2/          5,464,372
Intermediate Investment Grade Fund..       137,335            --     137,335  (3,128,826)     15,023,516/1,2/         12,032,025
U.S. Bond Market Index Fund.........            --            --          --     (16,308)      4,023,242/1,2/          4,006,934

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

6. Written Option Activity

  At December 31, 2002, there were no outstanding written options.

7. Reclassification Of Capital
Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub- divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 20% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Fund Reorganization

  On February 22, 2002, the funds listed below (each an "Acquiring Fund"), acquired the assets and liabilities of the funds listed below (each an "Acquired Fund"), pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Shareholders of the Acquired Funds received shares of the Acquiring Fund equal to the net asset value of their investment. Accordingly, the acquiring fund realized no gain or loss or change in net asset value related to the acquisition. The number and value of shares issued by the Acquiring Fund are included in the Statements of Changes in Net Assets. Pertinent data as of the reorganization date were as follows:

                                                                         Net Assets
                                                                             of       Net Assets
                                                                          Acquiring       of
                               Net      Net Asset            Unrealized  Fund Prior    Acquiring
  Acquiring     Acquired      Assets      Value    Shares   Appreciation     to       Fund After
    Fund          Fund       Acquired   Per Share  Issued     Acquired   Acquisition  Acquisition
  ---------     --------    ----------- --------- --------- ------------ ------------ ------------
BNY Hamilton  HSBC New      $21,833,264  $10.77   2,026,722   $972,560   $ 52,601,048 $ 74,434,312
Intermediate  York Tax-Free
New York Tax- Bond Fund
Exempt Fund
BNY Hamilton  HSBC Fixed    $ 2,857,477  $10.28     277,849   $  2,006   $448,366,023 $451,223,500
Intermediate  Income Fund
Investment
Grade Fund

         Report of Ernst & Young llp, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, and BNY Hamilton U.S. Bond Market Index Fund (five of the nineteen funds comprising the BNY Hamilton Funds) as of December 31, 2002 and the related statements of operations and changes in net assets for each of the periods indicated therein and financial highlights for each of the four years in the period ended December 31, 2002 for the BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Government Fund and BNY Hamilton Intermediate Investment Grade Fund and for each of the periods indicated therein for the BNY Hamilton U.S. Bond Market Index Fund. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the BNY Hamilton Funds for the year ended December 31, 1998 consisting of BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Government Fund and BNY Hamilton Intermediate Investment Grade Fund, were audited by other auditors whose report dated February 17, 1999, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2002, and the results of their operations and the changes in their net assets for each of the indicated periods and the financial highlights for each of the four years in the period ended December 31, 2002 for the BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Government Fund and BNY Hamilton Intermediate Investment Grade Fund and for the indicated periods for the BNY Hamilton U.S. Bond Market Index Fund, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP
New York, New York
February 12, 2003

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68......... Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, Blue Grass Chemical Specialties Inc.,
                                  1982 to Present; Chairman of the Board, Big
                                  Brothers/Big Sisters of New York City, 1992 to
                                  Present; National Vice-Chairman, Big
                                  Brothers/Big Sisters of America, 1993 to
                                  Present; President, Big Brothers/Big Sisters of
                                  America Foundation, 1994 to Present; Vice
                                  President of the Board, The Sherry Netherland
                                  Hotel, 1991 to Present; Member, Points of
                                  Light Foundation, 1995 to Present; Member,
                                  The National Assembly, 1992 to Present;
                                  Member, Alvin Ailey Dance Theatre
                                  Foundation, Inc., 1989 to Present; Member,
                                  The Institute for Art and Urban Resources, Inc.
                                  1985 to 1994; Member, Mercy College, 1989
                                  to Present; Member, Westchester/Putnam
                                  Regional Board of Directors, The Bank of New
                                  York, 1982 to Present; Member, Westchester
                                  County Association, 1986 to Present.

                                         Principal Occupations
        Director    Position             During Past Five Years
        --------    --------             ----------------------

     James E. Quinn Director Member, Board of Directors, Tiffany & Co.,
       Age 50......          January 1995 to Present; Vice Chairman, Retail
                             and Corporate Sales, Tiffany & Co., 1999 to
                             Present; Executive Vice President of Sales,
                             Tiffany & Co., March 1992 to 1999.

     Karen Osar.... Director Senior Vice President and Chief Financial
       Age 53......          Officer, Westvaco Corp., 1999 to Present; Vice
                             President & Treasurer, Tenneco Inc., January
                             1994 to 1999; Managing Director of Corporate
                             Finance Group, J.P. Morgan & Co., Inc.; held
                             various other positions at J.P. Morgan & Co.,
                             Inc. from 1975-1994.

     Kim Kelly..... Director Executive Vice President and Chief Financial
       Age 46......          Officer, Insight Communication since 1990 to
                             Present; Chief Operating Officer, Insight
                             Communications, January 1998 to Present;
                             Marine Midland Bank from 1982 to 1990.
                             Senior Vice President with primary
                             responsibility for media lending activities,
                             Marine Midland Bank 1988. Held various
                             other positions at Marine Midland Bank from
                             1982 to 1988. Member of the National Cable
                             Televisions Association Subcommittee for
                             Telecommunications Policy and National
                             Cable Television Association Subcommittee for
                             Accounting. Board member of Community
                             Antenna Television Association, Cable in the
                             Classroom and Cable Advertising Bureau.

                                                            Principal Occupations
        Director                Position                    During Past Five Years
        --------                --------                    ----------------------

John R. Alchin........... Director             Executive Vice President and Treasurer,
  Age 54                                       Comcast Corporation, 1990 to Present.
                                               Managing Director of Toronto Dominion
                                               Bank prior to 1990.

William J. Tomko......... Vice President       President, BISYS Fund Services, Inc., 1999 to
  Age 44                                       Present.

Michael A. Grunewald..... Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32                                       Inc., 1993 to Present.

Richard Baxt............. Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                       Fund Services, Inc., 1997 to Present; General
                                               Manager of Investment and Insurance, First
                                               Fidelity Bank; President, First Fidelity Brokers;
                                               President, Citicorp Investment Services.

Guy Nordahl.............. Treasurer and        Vice President, Mutual Funds Administration,
  Age 37                  Principal Accounting The Bank of New York, 1999 to Present; Vice
                          Officer              President and Assistant Treasurer for Northstar
                                               Investment Management, 1995 to 1999.

Lisa M. Hurley........... Secretary            Executive Vice President, Legal Services, BISYS
  Age 47                                       Fund Services, Inc., 1995--Present; Attorney,
                                               private practice, 1990 to 1995.

                                                 Principal Occupations
    Director          Position                   During Past Five Years
    --------          --------                   ----------------------
Alaina V. Metz.. Assistant Secretary Chief Administrator, Administration Services
  Age 35........                     of BISYS Fund Services, Inc., June 1995 to
                                     Present; Supervisor of Mutual Fund Legal
                                     Department, Alliance Capital Management,
                                     May 1989 to June 1995.

Kim R. Grundfast Assistant Secretary Assistant Counsel, Legal Services of BISYS
  Age 31........                     Fund Services, Inc., 2002 to Present; Attorney,
                                     private practice, 2000 to 2002; Senior Judicial
                                     Law Clerk, Massachusetts Superior Court,
                                     1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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